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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               QCR HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           [QCR HOLDINGS, INC. LOGO]

                                 March 23, 2005

Dear Fellow Stockholder:

      On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc. to be held at 10:00 a.m. on May 4, 2005, at The Lodge located at 900 Spruce Hills Drive, Bettendorf, Iowa. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed copies of our 2004 Annual Report to Stockholders for your review. At the meeting we will report on our operations and the outlook for the year ahead.

      The annual meeting will be held for the purposes of electing three persons to serve as Class III directors. In addition to the election of Class III directors, stockholders are being asked to approve the QCR Holdings, Inc. 2005 Deferred Income Plan. We recommend that you vote your shares for the director nominees and in favor of the Deferred Income Plan.

      We encourage you to attend the meeting in person. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE PREPRINTED INSTRUCTIONS ON THE ENCLOSED PROXY CARD. This will assure that your shares are represented at the meeting.

      We look forward to seeing you and visiting with you at the meeting.

                                Very truly yours,

Michael A. Bauer                                            Douglas M. Hultquist
Chairman of the Board                                       President

                 3551-7th Street, Suite 204 - Moline, IL 61265
                   Phone (309) 736-3580 - Fax (309) 736-3149

                           [QCR HOLDINGS, INC. LOGO]

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2005

To the stockholders of QCR HOLDINGS, INC.:

      The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa on Wednesday, May 4, 2005, at 10:00 a.m., local time, for the following purposes:

      1.    to elect three Class III directors for a term of three years;

      2.    to approve the QCR Holdings, Inc. 2005 Deferred Income Plan; and

      3. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

      The board of directors has fixed the close of business on March 16, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

                                              By order of the Board of Directors

                                              Todd A. Gipple
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Secretary

Moline, Illinois
March 23, 2005


                 3551-7th Street, Suite 204 - Moline, IL 61265
                   Phone (309) 736-3580 - Fax (309) 736-3149

                                 PROXY STATEMENT

      QCR Holdings, Inc., a Delaware corporation, is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company and the recently chartered Rockford Bank and Trust Company. Quad City Bank & Trust is an Iowa banking association located in Bettendorf, Iowa, with banking locations in Bettendorf and Davenport, Iowa and in Moline, Illinois. During 2004, Quad City Bank & Trust also served Rockford, Illinois and adjacent communities through a temporary facility. Effective January 3, 2005, QCR Holdings' third bank charter, Rockford Bank & Trust, began serving this market. Rockford Bank & Trust is an Illinois-chartered bank located in Rockford, Illinois. Cedar Rapids Bank & Trust is also an Iowa banking association located in Cedar Rapids, Iowa. Quad City Bancard, Inc. is our wholly owned subsidiary, which functions as a credit card center that provides cardholder and merchant credit card processing services. We also own all of the common stock of two business trust subsidiaries that we created to issue trust preferred securities. When we refer to our subsidiaries in this proxy statement, we are collectively referring to Quad City Bank & Trust, Cedar Rapids Bank & Trust, Rockford Bank & Trust, Quad City Bancard and the business trusts.

      This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa, on May 4, 2005, at 10:00 a.m., local time, and at any adjournments or postponements of the meeting. We have enclosed our 2004 annual report, which includes consolidated financial statements of QCR Holdings and our subsidiaries. This proxy statement and related materials are first being mailed to stockholders of QCR Holdings on or about March 23, 2005.

      The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

      You are receiving a proxy statement and proxy card from us because on March 16, 2005, the record date for the annual meeting, you owned shares of QCR Holdings' common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.

      When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

      If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

      You are being asked to vote on the election of three Class III directors for a term expiring in 2008 and to approve the QCR Holdings, Inc. 2005 Deferred Income Plan. These matters are more fully described in this proxy statement.

IF I AM THE RECORD HOLDER OF MY SHARES, HOW DO I VOTE?

      You may vote by mail, by telephone, by internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

      If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees named in this proxy statement and "for" approval of the Deferred Income Plan.

      Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs. You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the internet website specified on your proxy card and by following the preprinted instructions on the proxy card. Votes submitted by telephone or internet must be received by midnight CST on Monday, May 2, 2005. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.

      If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

IF I HOLD SHARES IN THE NAME OF A BROKER OR FIDUCIARY, WHO VOTES MY SHARES?

      If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

      Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as the adoption or amendment of a stock incentive plan or an amendment to our Certificate of Incorporation, unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a "broker non-vote" and may affect the outcome of the voting on those matters. We encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

      A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. Votes made by telephone or internet through such a program must be received by 11:59 p.m. on Tuesday, May 3, 2005. Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy either on the internet or the enclosed proxy card. Requesting a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

      The internet and telephone proxy procedures are designed to authenticate stockholders' identities, to allow stockholders to give their proxy instructions and to confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of shares by internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies. These costs, if any, will be borne by the stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy forms to ensure that all your shares are voted. If you received more than one proxy card but only one copy of the proxy statement and annual and transitional reports, you may request additional copies from us at any time.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

      If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

      - signing another proxy with a later date and returning that proxy to us;

      -     timely submitting another proxy via the telephone or internet;

      -     sending notice to us that you are revoking your proxy; or

      -     voting in person at the meeting.

      If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

      A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

      Shares are counted as present at the meeting if the stockholder either:

      -     is present in person at the meeting; or

      -     has properly submitted a signed proxy card or other proxy.

      On March 16, 2005, the record date, there were 4,509,622 shares of common stock outstanding. Therefore, at least 2,254,812 shares need to be present in person or by proxy at the annual meeting in order to hold the meeting and conduct business.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

      The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

      You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on the approval of the Deferred Income Plan or any other proposal that may properly be brought before the meeting.

HOW MANY VOTES MAY I CAST?

      Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

      The three individuals receiving the highest number of votes cast "for" their election will be elected as Class III directors of QCR Holdings. Broker non-votes and abstentions will not be counted in tabulating the vote on the election of directors, but will count for purposes of determining whether or not a quorum is present on the matter.

      The approval of the Deferred Income Plan and any other proposals must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted in tabulating the vote on such proposals, but will count for purposes of determining whether or not a quorum is present on the matter.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

      We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2005.

WHO BEARS THE COST OF SOLICITING PROXIES?

      We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                              ELECTION OF DIRECTORS

      Our directors are divided into three classes having staggered terms of three years. Stockholders will be entitled to elect three Class III directors for a term expiring in 2008. The board has nominated Patrick S. Baird, John K. Lawson and Ronald G. Peterson to serve as Class III directors.

      Other than as described above, we have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years. The nominees, if elected at the annual meeting of stockholders, will serve as Class III directors for three-year terms expiring in 2008. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

                                    NOMINEES

NAME                               DIRECTOR
(AGE)                              SINCE             POSITIONS WITH QCR HOLDINGS AND SUBSIDIARIES
-----                              -----             --------------------------------------------
CLASS III
(TERM EXPIRES 2008)

Patrick S. Baird                   2002              Director of QCR Holdings and Cedar Rapids Bank & Trust
(Age 51)

John K. Lawson                     2000              Director of QCR Holdings and Quad City Bank & Trust
(Age 65)

Ronald G. Peterson                 1993              Director of QCR Holdings and Quad City Bank & Trust
(Age 61)

                              CONTINUING DIRECTORS

NAME                               DIRECTOR
(AGE)                              SINCE             POSITIONS WITH QCR HOLDINGS AND SUBSIDIARIES
-----                              -----             --------------------------------------------
CLASS I
(TERM EXPIRES 2006)

Michael A. Bauer                   1993              Chairman of the Board and Director of QCR Holdings; President,
(Age 56)                                             Chief Executive Officer and Director of Quad City Bank & Trust;
                                                     Director of Cedar Rapids Bank & Trust;  Director of Rockford
                                                     Bank & Trust; Chairman of the Board and Director of Quad City
                                                     Bancard

James J. Brownson                  1997              Director of QCR Holdings; Secretary and Director of Quad City
(Age 59)                                             Bank & Trust

Henry Royer                        2002              Director of QCR Holdings; Chairman of the Board and Director of
(Age 73)                                             Cedar Rapids Bank & Trust

CLASS II
(TERM EXPIRES 2007)

Larry J. Helling                   2001              Director of QCR Holdings; President, Chief Executive Officer
(Age 49)                                             and Director of Cedar Rapids Bank & Trust; Director of Quad
                                                     City Bank & Trust

Douglas M. Hultquist               1993              President, Chief Executive Officer and Director of QCR
(Age 49)                                             Holdings; Chairman of the Board and Director of Quad City Bank
                                                     & Trust; Director of Cedar Rapids Bank & Trust; Director of
                                                     Rockford Bank & Trust; President, Chief Executive Officer and
                                                     Director of Quad City Bancard

Mark Kilmer                        2004              Director of QCR Holdings; Director of Quad City Bank & Trust
(Age 46)

      All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Mr. Royer is also a director of Media Sciences International, Inc., a company registered under the Securities Exchange Act, and a trustee of Berthel Growth and Income Fund I, a business trust registered under the Investment Company Act of 1940.

      The business experience of each of the nominees and continuing directors for the past five years is as follows:

      Patrick S. Baird is President and Chief Executive Officer of AEGON USA, Inc., a U.S. subsidiary of the international insurance company, AEGON nv. He is also an officer and director of many of AEGON USA's life insurance subsidiaries. He currently serves on the board of directors of the Kirkwood Community College Foundation, Waypoint (formerly YMCA) and Priority One in Cedar Rapids. Mr. Baird has been a director of Cedar Rapids Bank & Trust since September 2001.

      Michael A. Bauer, prior to co-founding QCR Holdings, was employed from 1971 to 1992 by Davenport Bank and Trust Company located in Davenport, Iowa with assets of approximately $1.8 billion, as of December 31, 1992. In January 1992 he was named President and Chief Operating Officer, while from 1989 to 1992 he served as Senior Vice President in charge of all lending. Mr. Bauer currently serves as a director of St. Ambrose University, Genesis Medical Center, Kahl Home for the Aged and Infirm, and Davenport ONE. He also currently serves on the Community Bank Council of the Chicago Federal Reserve. Mr. Bauer is a member of Rotary Club of Davenport and serves as Chairman of the Finance Council of the Diocese of Davenport. Along with Mr. Hultquist, Mr. Bauer received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003.

      James J. Brownson is the President of W.E. Brownson Co., a manufacturers' representative agency located in Davenport, Iowa, and has been in that position since 1978. Mr. Brownson began his career in 1967 as a staff auditor with Arthur Young & Co., CPA's, of Chicago, Illinois. From 1969 until 1978, Mr. Brownson was employed by Davenport Bank & Trust Company, where he left as Senior Vice President and Cashier. He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota. Mr. Brownson has been a director and the Secretary of Quad City Bank & Trust since October 1993.

      Larry J. Helling, prior to founding Cedar Rapids Bank and Trust Company, Mr. Helling was the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region. Prior to his seven years with Firstar, Mr. Helling spent twelve years with Omaha National Bank. Mr. Helling is a graduate of the Cedar Rapids' Leadership for Five Seasons program and currently serves on the boards of several organizations within the metro area, including the board of directors of the United Way of East Central Iowa, the board of the Entrepreneurial Development Center, the board of trustees of Big Brothers/Big Sisters, board of trustees of Junior Achievement, and is President Elect and board member of Downtown Rotary. He is actively involved in numerous school and church related activities, in addition to various committees within the community.

      Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation and mergers and acquisitions. Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist serves on the board of Illinois Casualty Company and The Robert Young Center for Mental Health and is a member of the Augustana College board of trustees and serves on its Planned Giving Council. He also serves on the Board of the TPC at Deere Run and as Finance Chairman of the William Butterworth Memorial Trust. Mr. Hultquist is a member of the Unified Growth Strategy-Policy Committee of the Illinois Quad City Chamber of Commerce and is a board member of the NewVentures Initiative. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs. Along with Mr. Bauer, Mr. Hultquist received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003.

      Mark C. Kilmer is President of The Republic Companies, an 89-year old family-owned group of businesses headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of electrical, refrigeration, heating, air-conditioning and sign support systems. Prior to joining Republic in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco. Mr. Kilmer currently serves as the Chairman of the Board of Genesis Medical Center and also is a Board Member of Genesis Health System. He serves on the Board of the PGA TOUR John Deere Classic and was a two-term Chairman of that organization. He is also the past Chairman of the Scott County YMCA's Board of Directors. Mr. Kilmer has served on the Boards of The Genesis Heart Institute, St. Luke's Hospital, Rejuvenate Davenport, The Vera French Foundation and Trinity Lutheran Church and was a four-time Project Business consultant for Junior Achievement. Mr. Kilmer has been a director of Quad City Bank & Trust since February 1996.

      John K. Lawson began his career with Deere & Company in 1958 as an engineering co-op trainee and retired in 2002. He received his mechanical engineering degree in 1962, and by the mid 1960's, he was assigned to the Deere & Company European Office in Heidelberg, Germany. His responsibilities included working with the manufacturing engineering operations in eight European and African countries. He returned to the United States in 1968, and held positions in several manufacturing operations, including General Manager, Dubuque and Davenport. In 1985, Mr. Lawson was named Vice President, Manufacturing, Agricultural Equipment Division. In 1992, he became President, Lawn and Grounds Care Division. In his final position with Deere & Company as Senior Vice President, Technology and Engineering for Deere & Company, Mr. Lawson was responsible for the company's engineering, business computer systems, quality, supply management and communications areas. He serves on the board of directors of the Iowa State University Foundation, Junior Achievement of the Heartland Foundation, Moline Foundation Finance Committee and the Trinity Healthcare Foundation. Mr. Lawson also serves as an Advisory Board Member for Varied Investments, located in Muscatine, Iowa. Mr. Lawson has been director of Quad City Bank & Trust since July 1997.

      Ronald G. Peterson is the President and Chief Executive Officer of the First State Bank of Western Illinois, located in La Harpe, Illinois, and has served in that position since 1982. Mr. Peterson is also President of that bank's holding company, Lamoine Bancorp, Inc. He currently serves as President of the LaHarpe Educational Foundation, Treasurer of the Western Illinois University Foundation, a member of the McDonough District Hospital Development Council, and is a member of the Strategic Planning Committee for the Illinois Bankers Association. Mr. Peterson has been a director of Quad City Bank & Trust since October 1993.

      Henry Royer is a 30-year veteran of the banking industry who served as President of Merchants National Bank in Cedar Rapids from 1983 to 1994. He is currently Executive Vice President of Berthel Fisher Planning, Inc., President of Berthel SBIC, LLC and General Manager of Berthel Growth and Income Trust I. Mr. Royer currently serves as the Chairman of the board of directors of the Mid-America Housing Partnership. He is the past President of the Cedar Rapids Chamber of Commerce and the past Chairman of Priority One. Mr. Royer has served as a director or trustee for many Cedar Rapids companies and institutions including the Cedar Rapids Art Museum, Coe College, Iowa Electric Light and Power Company, Mercy Hospital and United Way. Mr. Royer has been the Chairman of the board of directors of Cedar Rapids Bank & Trust since September 2001.

                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

      GENERAL. Currently, there are nine members of the board of directors of QCR Holdings. Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a quarterly basis. Additionally, the Executive Committee, which is comprised of directors who are deemed to be "independent" pursuant to the listing requirements of the Nasdaq Stock Market, Inc., also meets quarterly and has the authority to carry out many of the oversight functions of the full board. Our directors also discuss business and other matters with Mr. Hultquist, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants).

      Directors Baird, Brownson, Kilmer, Lawson, Peterson and Royer are deemed to be "independent" as that term is defined by Nasdaq. Directors Bauer, Helling and Hultquist are not considered to be "independent" because they also serve as executive officers or either QCR Holdings or one of our subsidiaries. The board of directors has established an Audit Committee, an Executive Committee, a Compensation and Benefits Committee and a Technology Committee. The current charters of the Audit and the Executive Committee are available on our website, www.qcrh.com, as well as on our banking subsidiaries' websites at www.qcbt.com, www.crbt.com and www.rkfdbank.com. Also posted on the websites is general information regarding the company and our common stock, many of our corporate polices and links to our filings with the Securities and Exchange Commission.

      A total of nine regularly scheduled and special meetings were held by the board of directors of QCR Holdings in 2004. During that time, all directors attended at least 75 percent of the meetings of the board and the committees on which they served during the period they served on the board. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, all nine directors were present at the annual meeting.

      AUDIT COMMITTEE. The Audit Committee consists of directors Baird, Brownson, Lawson and Royer. Each of the members is considered "independent" according to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that director Baird qualifies as an "Audit Committee Financial Expert" under the regulations of the

Securities and Exchange Commission. The board based this decision on director Baird's educational and professional experience.

      The functions performed by the Audit Committee include, but are not limited to, the following:

            - selecting our independent auditors and pre-approving all engagements and fee arrangements;

            -     reviewing the independence of the independent auditors;

            - reviewing actions by management on recommendations of the independent auditors and internal auditors;

            - meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

            - reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

            - reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

      To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the committee's duties and responsibilities. Our current charter was attached to our 2004 proxy statement and is available on our websites at www.qcbt.com, www.crbt.com and www.rkfdbank.com. The Audit Committee met four times in 2004.

      EXECUTIVE COMMITTEE. The Executive Committee is comprised of Messrs. Baird, Brownson, Kilmer, Lawson, Peterson and Royer, each of whom is considered "independent" according to the Nasdaq listing requirements, an "outside" director under Section 162(m) of the Internal Revenue Code of 1986 and a "non-employee" director pursuant to Section 16 under the Securities Exchange Act of 1934. Mr. Brownson serves as Chairman of the Executive Committee. The Executive Committee met five times in calendar 2004. The committee is charged with overseeing our corporate governance programs, board policies, committee structure and membership reviewing and recommending the nominees for election to the board of directors, and reviewing and establishing the salaries and compensation of our executive officers. In carrying out the nominating function, the committee is charged with identifying and nominating individuals to be presented to our stockholders for election or re-election to the board of directors. The committee also reviews and monitors our policies, procedures and structure as they relate to corporate governance. The committee's responsibilities and functions are further described in its charter, which is available on our websites at www.qcrh.com, www.qcbt.com, www.crbt.com and www.rkfdbank.com.

      COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee consists of directors Bauer, Hultquist, Helling, and Lawson, as well as Arthur L. Christofferson, director of Cedar Rapids Bank & Trust and Joyce E. Bawden, John H. Harris and Cathie S. Whiteside, directors of Quad City Bank & Trust. The Compensation and Benefits Committee has authority to perform policy reviews and to oversee and direct the compensation and personnel functions of the employees, with the exception of our executive officers. The Compensation and Benefits Committee met three times during 2004.

      TECHNOLOGY COMMITTEE. The Technology Committee consists of directors Bauer, Helling and Hultquist, Ann M. Lipsky, director of Cedar Rapids Bank & Trust and John H. Harris and Cathie S. Whiteside, directors of Quad City Bank & Trust. The Technology Committee reviews the technology plans of QCR Holdings and our subsidiaries for the future. The Technology Committee met four times during 2004.

      INDEPENDENT DIRECTOR SESSIONS. Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Messrs. Bauer, Helling or Hultquist in attendance. In 2003, the board of directors created the position of a lead independent director and appointed director Brownson to serve in this position. The lead independent director assists the board in assuring effective corporate governance and serves as chairperson of the independent director sessions.

      CODE OF BUSINESS CONDUCT AND ETHICS. We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our websites at www.qcrh.com, www.qcbt.com, www.crbt.com and www.rkfdbank.com. We recently amended the code to more specifically address the procedures for dealing with potential conflicts of interest. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our websites.

      DIRECTOR NOMINATIONS AND QUALIFICATIONS. In carrying out its nominating function, the Executive Committee evaluates all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, in the same manner. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of business conduct and ethics. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings' age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and to determine whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

      The Executive Committee reviewed the nominations and determined that Messrs. Baird, Lawson and Peterson, incumbent directors, would stand as our nominees for election as Class III directors. The board did not receive any stockholder nominations for director for the 2005 annual meeting.

  STOCKHOLDER COMMUNICATION WITH THE BOARD, NOMINATION AND PROPOSAL PROCEDURES.

      GENERAL COMMUNICATIONS WITH THE BOARD. Stockholders may contact QCR Holdings' board of directors by contacting Todd A. Gipple, Corporate Secretary, at QCR Holdings, Inc., 3551-7th Street, Suite 204, Moline, Illinois 61265 or
(309) 743-7745. All comments will be forwarded directly to the Chairman of the board of directors as well as the lead independent director, Mr. Brownson.

      NOMINATIONS OF DIRECTORS. In order for a stockholder nominee to be considered by the Executive Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

      In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days' notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The stockholder's notice of intention to nominate a director must include (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

      OTHER STOCKHOLDER PROPOSALS. To be considered for inclusion in our proxy statement and form of proxy for our 2006 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than November 23, 2005, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

      For proposals to be otherwise brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days' notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation's common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals brought under this paragraph will not be included in our proxy statement.

      DIRECTOR COMPENSATION. The director fees approved for 2005 and the fees paid for 2004 are set forth in the chart below. In 2004, all directors received quarterly fees and attendance fees for board meetings, with the exception of directors who were also employees, who did not receive fees for attending committee meetings. Directors who are also employees of either QCR Holdings or one of our subsidiaries will not receive any board fees in 2005. However, their 2005 base salaries have been increased to reflect this change of policy.

                                                         2005        2004
QCR HOLDINGS
  Quarterly Retainer                                   $  2,500    $  2,000
  Additional Quarterly Retainer
    - Audit Committee Chairman                         $  1,500    $  1,000
    - Executive Committee Chairman                     $  1,500         N/A
    - Compensation Committee Chairman                  $    250         N/A
    - Technology Committee Chairman                    $    250         N/A
  Attendance at Board Meeting                          $    200    $    100
  Attendance at Audit Committee Meetings               $    400    $    200
  Attendance at all other Committee Meetings           $    300    $    200

QUAD CITY BANK & TRUST
  Quarterly Retainer                                   $  1,600    $  1,500
  Additional Quarterly Retainer
    - Loan Committee Chairman                          $    500         N/A
    - Trust Committee Chairman                         $    250         N/A
    - Asset/Liability Management Committee Chairman    $    250         N/A
    - Board Affairs Committee Chairman                 $    250         N/A
  Attendance at Board Meeting                          $    100    $    100
  Attendance at Committee Meetings                     $    250    $    200

CEDAR RAPIDS BANK & TRUST
  Quarterly Retainer                                   $  1,600    $  1,500
  Additional Quarterly Retainer
    - Loan Committee Chairman                          $    500         N/A
    - Trust Committee Chairman                         $    250         N/A
    - Asset/Liability Management Committee Chairman    $    250         N/A
  Attendance at Board Meeting                          $    100    $    100
  Attendance at Committee Meetings                     $    250    $    200

ROCKFORD BANK & TRUST
  Attendance at board meeting                          $    500         N/A
  Quarterly Retainer
    - Loan Committee Chairman                          $    500         N/A
    - Asset/Liability Management Committee Chairman    $    250         N/A
  Attendance at Committee Meetings                     $    250         N/A

      Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan, a director may elect to defer all or a portion of the fees and cash compensation payable by us for the director's service until either the termination of such director's service on the board or the age specified in the director's deferral election. During 2004, all but one director deferred 100% of his director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $293,800 for 2004.

                        APPROVAL OF DEFERRED INCOME PLAN

      On January 26, 2005, our board of directors adopted the QCR Holdings, Inc. 2005 Deferred Income Plan, subject to stockholder approval at the May 4, 2005 stockholder meeting. The plan will permit directors and certain selected key officers to defer all or a portion of their fees and cash compensation. The Board believes the design of the plan, and the current selection of our stock as the only notional investment choice for deferrals, will help to further align the interest of the participants with those of our stockholders. A summary of the Deferred Income Plan is set forth below. This summary is qualified in its entirety by reference to the Deferred Income Plan, a copy of which is attached as Exhibit A to this proxy statement.

      ADMINISTRATION. The Deferred Income Plan is to be administered by a committee appointed by the board. Among other things, the committee will have the authority to select key officers who may participate in the plan, to interpret the provisions of the plan, to correct any defects or inconsistencies in the plan and to adopt rules, regulations, forms and agreements that it may deem necessary or advisable for the administration of the plan.

      SHARES SUBJECT TO THE PLAN. The maximum number of shares that may be delivered to participants under the plan is 100,000 shares. Any shares that remain unissued at the termination of the plan will cease to be subject to the plan, but until the plan is terminated, we will make available sufficient shares to meet the requirements of the plan. All shares distributed under the plan shall come from our treasury shares or from open market purchases.

      DEFERRAL OPTION/CONTRIBUTIONS. Upon completing an irrevocable election once a year to defer all or a portion of the fees and cash compensation for a particular plan year, the deferred amounts shall be notionally invested in one of the available investment alternatives. Currently, the committee only permits notional investments in our common stock.

      DISTRIBUTIONS. At the time of his or her deferral election, each participant shall designate the date on which distribution of his or her account balances will begin. Distribution dates may be one of the following: (i) the date the participant separates from service with us (or six (6) months from such date if the participant is a key employee as defined in Code Section 409A); (ii) the date the participant attains the age designated on his or her election form; or (iii) the first or later to occur of either of such dates as set forth on the election form. In addition to the designated distribution dates, participants may receive a distribution upon death or unforeseeable financial hardship.

      AMENDMENT AND TERMINATION. The board may amend, suspend or terminate the plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant in his or her account under the plan, without such participant's consent. Notwithstanding the foregoing, the board may amend, suspend or terminate the plan or any portion thereof at any time, without the consent of the participants, to the extent deemed necessary by the board in order for the plan and deferred income to be compliant with the requirements of Code Section 409A.

      TERM OF THE PLAN. The plan will become effective upon July 1, 2005, provided that shares of Company common stock may only be issued under the plan if the plan is approved by the stockholders. It is anticipated that the plan will be first used beginning January 1, 2006 as a replacement to the current Deferred Income Plan, unless the current Deferred Income Plan has utilized the maximum shares available pursuant to its terms, at which time the plan will be used as a replacement of the current Deferred Income Plan.

      STATEMENT OF USAGE. Due to the design of the plan, eligible persons have the ability to elect to participate by deferring all or a portion of their fees and cash compensation; therefore, the benefits or amounts that will be received or allocated to the plan's participants is not determinable at this time. The committee shall have the authority to determine which key officers may participate in the plan.

      FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to amounts deferred under the plan. This summary is not intended to be exhaustive and, among other things, does not describe the state or local tax consequences or tax consequences of non-U.S. jurisdictions. Each participant should consult a tax advisor concerning the federal, state and local tax consequences of participating in the plan.

      The plan will be administered as a nonqualified deferred income plan for a select group of management or highly compensated employees. Assuming the plan is administered in such manner, participation should have the following implications for federal income tax purposes:

      (a) Amounts contributed to participants' deferred income accounts, and the investment earnings thereon, are not includable in a participant's federal taxable income until such amounts are actually distributed or withdrawn from the plan.

      (b) Income earned on assets held under any trust arrangement are taxable to us.

      (c) Participants will be subject to federal income taxation on the value of the amounts distributed or withdrawn from the plan (including any shares received). For participants who are employees, we are required to withhold income tax on such distributions. We are authorized to withhold from any cash income then or thereafter payable to such individual, to withhold sufficient shares or cash, to pay any tax required to be withheld by reason of the receipt of such income. Alternatively, the individual may tender a personal check in the amount of the tax to be withheld. We will be entitled to a corresponding tax deduction for the amount included as income for the individual.

      (d) Subsequent sales of shares distributed to the participant will result in a capital gain or loss for the participant.

      STOCKHOLDER VOTE NECESSARY FOR APPROVAL OF THE DEFERRED INCOME PLAN. The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the Deferred Income Plan. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED DEFERRED INCOME PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

      The table below sets forth the following information as of December 31, 2004 for (i) all compensation plans previously approved by QCR Holdings' stockholders and (ii) all compensation plans not previously approved by QCR Holdings' stockholders:

      (a) the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

      (b) the weighted-average exercise price of such outstanding options, warrants and rights; and

      (c) other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

                                            EQUITY COMPENSATION PLAN INFORMATION
                                            ------------------------------------
                                                                                                 NUMBER OF SECURITIES
                                     NUMBER OF SECURITIES                                      REMAINING AVAILABLE FOR
                                       TO BE ISSUED UPON      WEIGHTED-AVERAGE EXERCISE     FUTURE ISSUANCE UNDER EQUITY
                                          EXERCISE OF        PRICE OF OUTSTANDING OPTIONS,  COMPENSATION PLANS (EXCLUDING
                                     OUTSTANDING OPTIONS,        WARRANTS AND RIGHTS           SECURITIES REFLECTED IN
                                     WARRANTS AND RIGHTS                                             COLUMN (a))
            PLAN CATEGORY                    (a)                        (b)                              (c)
            -------------            ---------------------   ----------------------------   -----------------------------
Equity compensation plans approved
by security holders                         247,328                    $   11.61                     331,789(1)

Equity compensation plans
not approved by security holders                  -                            -                           -
                                            -------                    ---------                     -------
TOTAL.............................          247,328                    $   11.61                     331,789(1)
                                            =======                    =========                     =======

(1) Includes 128,185 shares available under the QCR Holdings, Inc. Employee Stock Purchase Plan.

* Share data has been adjusted to effect a 3:2 common stock split, which occurred on May 28, 2004.

                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to QCR Holdings' Chief Executive Officer and the other executive officers who had an aggregate salary and bonus which exceeded $100,000 for the year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                        ANNUAL COMPENSATION                   AWARDS
                                                ---------------------------------          ------------
            (a)                  (b)            (c)           (d)              (e)             (g)              (i)
                                                                                            SECURITIES
                                                                          OTHER ANNUAL      UNDERLYING       ALL OTHER
         NAME AND             CALENDAR                                    COMPENSATION       OPTIONS/      COMPENSATION
    PRINCIPAL POSITION         YEAR(1)     SALARY($)(2)   BONUS($)(3)        ($)(4)          SARs(#)            ($)
--------------------------    ---------    ------------   -----------     ------------     ------------    ------------
Douglas M. Hultquist             2004      $   175,000    $    82,396     $   22,200(5)         ---        $   26,112(8)
President and Chief              2003      $   175,000    $    94,792     $   57,556(6)         ---        $   27,046(9)
Executive Officer of QCR         2002      $   172,000    $   116,146     $   46,558(7)         ---        $   21,701(10)
Holdings, Chairman of Quad
City Bank & Trust

Michael A. Bauer                 2004      $   175,000    $    82,396     $   22,300(5)         ---        $   31,112(8)
Chairman of QCR Holdings,        2003      $   175,000    $    94,792     $   69,881(6)         ---        $   32,046(9)
President and Chief              2002      $   172,000    $   116,146     $   28,587(7)         ---        $   30,213(10)
Executive Officer of Quad
City Bank & Trust

Larry J. Helling                 2004      $   167,000    $    94,189     $   21,300(5)         ---        $   23,112(8)
President and Chief              2003      $   163,000    $    75,790     $   14,500(6)         ---        $   23,801(9)
Executive Officer of Cedar       2002      $   161,500    $    49,800     $   10,300(7)         ---        $   21,677(10)
Rapids Bank & Trust

Todd A. Gipple                   2004      $   140,500    $    62,015     $    8,900(5)       2,250        $   19,718(8)
Executive Vice President         2003      $   132,600    $    38,675            ---          2,250        $   20,333(9)
and Chief Financial              2002      $   127,500    $    58,700            ---          2,363        $   20,434(10)
Officer of QCR Holdings

(1) QCR Holdings changed its fiscal year end from June 30 to December 31 following its filed Form 10-K for the fiscal year ended June 30, 2002. Therefore, the Summary Compensation Table has been restated to include information regarding the compensation of the named executive officers for the fiscal years 2004 and 2003 and the calendar year ended December 31, 2002.

(2) Includes amounts deferred under the QCR Holdings, Inc. 401(k)/Profit Sharing Plan (the "401(k) Plan") and the deferred compensation agreements.

(3) As indicated above, bonus payments have been restated to a calendar year basis from a fiscal year basis for the year 2002. The bonus for 2004 was paid in February 2005. The bonus for 2003 was paid in February 2004. The bonus for the six month transition period ended December 31, 2002, was paid in January 2003 for Messrs. Helling and Gipple, and in two installments in January 2003 and May 2003 for Messrs. Bauer and Hultquist.

(4) Represents amount of tax benefit rights paid on behalf of Messrs. Hultquist and Bauer in connection with their exercise of stock options, as well as director fees paid on behalf of Messrs. Hultquist, Bauer, Helling and Gipple to the 1997 Deferred Income Plan .

(5) During the 2004 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Mr. Hultquist - $22,200; Mr. Bauer - $22,300; Mr. Helling - $21,300; and Mr. Gipple
      $8,900.

(6) During the 2003 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Mr. Hultquist - $15,800; Mr. Bauer - $15,600 and Mr. Helling - $14,500. Also represents amount of tax benefit rights paid on behalf of Mr. Hultquist - $41,756 and Mr. Bauer - $54,281 in connection with their exercise of stock options.

(7) During the 2002 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Messrs. Hultquist and Bauer - $13,000 and Mr. Helling - $10,300. Also represents amount of tax benefit rights paid on behalf of Mr. Hultquist - $33,558 and Mr. Bauer - $15,587 in connection with their exercise of stock options.

8) During the 2004 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Messrs. Hultquist, Bauer and Helling - $11,062; and Mr. Gipple - $9,668. In addition, each received term life insurance which had a per person premium cost as follows:
      Messrs. Hultquist, Bauer, Helling, and Gipple - $50. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

(9) During the 2003 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Messrs. Hultquist and Bauer - $11,000; Mr. Helling - $10,826; and Mr. Gipple - $9,539. In addition, each received term life insurance which had a per person premium cost as follows: Messrs. Hultquist and Bauer - $1,050; Mr. Helling - $978; and Mr. Gipple - $796. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

(10) During the 2002 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Mr. Hultquist - $5,666; Mr. Bauer - $9,178; Mr. Helling - $8,712; and Mr. Gipple - $9,669. In addition, each received term life insurance which had a per person premium cost as follows: Messrs. Hultquist and Bauer - $1,035; Mr. Helling - $965; and Mr. Gipple - $765. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

      The following table sets forth certain information concerning the number and value of stock options granted in 2004 to the individuals named in the Summary Compensation Table.

                              OPTION GRANTS IN 2004

                                INDIVIDUAL GRANTS

       (a)                (b)            (c)             (d)             (e)                  (f)
                                     % OF TOTAL
                        OPTIONS    OPTIONS GRANTED    EXERCISE OR                          GRANT DATE
                        GRANTED    TO EMPLOYEES IN    BASE PRICE       EXPIRATION        PRESENT VALUE
       NAME             (#)(1)          YEAR            ($/SH)            DATE             ($)(2)(3)
--------------------    -------    ---------------    -----------    ---------------     -------------
Douglas M. Hultquist        ---         ---           $      ---            ---            $    ---
Michael A. Bauer            ---         ---           $      ---            ---            $    ---
Larry J. Helling            ---         ---           $      ---            ---            $    ---
Todd A. Gipple            2,250        3.74%          $    18.67     January 5, 2014       $ 17,970

(1) Options vest in five equal annual portions beginning one year from the date of grant.

(2) The Black-Scholes valuation model was used to determine the grant date present values. Significant assumptions include: risk-free interest rate, 4.57%; expected option life, 10 years; expected volatility 24.25% and expected dividends, 0.43%.

(3) The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

      The following table sets forth certain information concerning the number of stock options at December 31, 2004 held by the individuals named in the Summary Compensation Table.

                     AGGREGATED OPTION/SAR EXERCISES IN 2004
                         AND YEAR END OPTION/SAR VALUES

         (a)                (b)             (c)                 (d)                            (e)
                                                             NUMBER OF                       VALUE OF
                                                             SECURITIES                    UNEXERCISED
                                                             UNDERLYING                    IN-THE-MONEY
                                                             UNEXERCISED                   OPTIONS/SARs
                                                           OPTIONS/SARs AT                      AT
                                                         DECEMBER 31, 2004 (#)          DECEMBER 31, 2004 ($)
                                                      ---------------------------   ----------------------------
                           SHARES
                         ACQUIRED ON      VALUE
        NAME            EXERCISE (#)    REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
--------------------    ------------    -----------   -----------   -------------   -----------    -------------
Douglas M. Hultquist        ---            ---          27,000         4,125        $   266,085    $      53,831
Michael A. Bauer            ---            ---          26,250         4,125        $   257,170    $      53,831
Larry J. Helling            ---            ---          10,890        10,860        $   152,469    $     152,046
Todd A. Gipple              ---            ---          14,206        10,207        $   179,476    $     103,717

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS

      EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS WITH MICHAEL A. BAUER AND DOUGLAS M. HULTQUIST. On January 1, 2004, we entered into employment agreements with Messrs. Bauer and Hultquist. The agreements each have a three-year term and in the absence of notice from either party to the contrary, the employment term under each agreement extends for an additional one year on the anniversary of each agreement. Pursuant to the agreements, Messrs. Bauer and Hultquist will each receive minimum salaries of $175,000. The agreements include provisions for the increase of compensation on an annual basis, performance bonuses, membership in various local clubs, an automobile allowance and participation in our benefit plans. The agreements also provide term life insurance coverage of two times the sum of their respective base salaries and average annual bonuses as of the date of the agreement, which may be provided through a group term carve-out plan. The agreements further provide for severance compensation equal to the sum of one year of their respective salaries plus average annual bonuses in the event they are terminated without cause and three times the sum of their respective salaries and average annual bonuses if they are terminated within one year following a change in control or if they voluntarily terminate employment within six months of a change in control.

      Messrs. Bauer and Hultquist also entered into new deferred compensation agreements with us on January 1, 2004. Under Mr. Hultquist's agreement, he may defer all or a portion of his salary or bonus and the Company will match the deferral up to $15,000 annually. Under Mr. Bauer's agreement, he may defer all or a portion of his salary or bonus and the Company will match the deferral up to $20,000 annually. Full benefits under the agreements will be payable to Messrs. Bauer and Hultquist when they reach 65 years of age.

      EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS WITH TODD A. GIPPLE AND LARRY J. HELLING. On January 1, 2004, we also entered into new employment agreements with Todd A. Gipple and Larry J. Helling. Mr. Gipple's employment agreement provides that Mr. Gipple is to receive a minimum salary of $140,500. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, membership in a Quad Cities country club, a monthly automobile allowance and participation in our benefit plans. Mr. Gipple's agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides that he is entitled to a payment equal to the sum of one-half of his then-current annual salary plus one-half of his average annual bonus if he is terminated without cause and two times the sum of his annual salary and average annual bonus if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Mr. Gipple also entered into a deferred compensation agreement with us on January 1, 2004 under which he may defer all or a portion of his salary or bonus and we will match the deferral up to $10,000 annually.

      Mr. Helling's employment agreement provides that Mr. Helling is to receive a base annual salary of $167,000. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, a monthly automobile allowance, membership in various country clubs and participation in our benefit plans. Mr. Helling's agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for a severance payment equal to six months of his salary in the event of a termination without cause and two times his annual salary in the event he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control.

      Additionally, Mr. Helling's agreement allows him to participate in the Cedar Rapids Short-term Cash Incentive Compensation Program and the Cedar Rapids Long-term Deferred Incentive Compensation Program (as described under the heading "Other Incentive Plans" on pages 24 and 25 of this proxy statement). Under the agreement, Mr. Helling will be allocated a total of 40% of amounts paid pursuant to the incentive programs. Mr. Helling also entered into a deferred compensation agreement with us on January 1, 2004 under which he may defer all or a portion of his salary or bonus and we will match the deferrals up to $12,000 annually.

      ALL EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS. Amounts deferred by each of the officers under the respective deferred compensation agreements earn interest at The Wall Street Journal prime rate, subject to a minimum of 6% and a maximum of 12%, with such amounts differing depending on the executive. Upon retirement, the executives will receive the deferral balance in 180 equal monthly installments.

      Additionally, all of the employment agreements are terminable at any time by either our board of directors or the respective officer. We may terminate these agreements at any time for cause without incurring any post-termination obligation to the terminated officer. If the officers are terminated without cause or upon a change in control, we must make severance payments as described in the previous sections. If the termination without cause or change in control provisions were triggered as of the date of this proxy statement, we would owe the executives the following, approximate, pre-tax amounts: Mr. Bauer - $312,778 for termination without cause and $938,334 for change in control; Mr. Hultquist
- $312,778 for termination without cause and $938,334 for change in control; Mr. Gipple - $114,065 for termination without cause and $456,260 for change in control; Mr. Helling- $97,500 for termination without cause and $390,000 for change in control. This is in addition to any other payments we may owe the executives pursuant to the incentive stock plan, the deferred income plan, the deferred compensation agreement or pursuant to any other plan or benefit then due the officer.

      Each of the employment agreements also contains a non-compete provision, which provides that each officer is prohibited from competing with us or our subsidiaries within a 60-mile radius of any of our offices for a period of two years following the termination of the agreement.

NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

      In April 2004, the boards of directors of Quad City Bank & Trust and Cedar Rapids Bank & Trust each adopted a Non-Qualified Supplemental Executive Retirement Agreement ("SERP") for executive officers. The SERP will provide supplemental retirement income to certain key executive officers of Quad City Bank & Trust and Cedar Rapids Bank & Trust. Pursuant to the plan, a participating executive will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2-1/2% for each year of full-time service until the executive reaches age 65 (not to exceed 40 years), multiplied by the executive's average annual base salary plus cash bonus for the three most recently completed plan years, subject to a maximum of 70%.

      The supplemental retirement benefit will be reduced by any contributions plus earnings thereon made by us to the credit of the executive pursuant to the Company's 401(k) or other deferred compensation plans. The supplemental retirement benefit payable under the plans will generally be made in monthly installments for a period of 180 months. If an executive retires after reaching age 55 (but before reaching age 65) and has at least 10 years of service, we will pay a supplemental early retirement benefit to the executive. The SERP also provides for the payment of a survivor's benefit payable to a participating executive's beneficiary upon the executive's death.

      Pursuant to the existing SERP arrangements, assuming the participating executives retire on or after reaching age 65 and based on the participants' salary and cash bonus paid for 2004, we will owe the following projected annual amounts: Mr. Bauer - $104,621; Mr. Hultquist - $195,572; Mr. Gipple - $146,382;
Mr. Helling - $103,333. These amounts are for illustrative purposes only and do not reflect the reduction in payments as described above and do not reflect any annual increases in the executives' salaries.

      In 2004, we contributed $134,000 to the SERP, and as of December 31, 2004, our aggregate liability related to the SERP was $134,000.

401(k) SAVINGS / PROFIT SHARING PLAN

      We sponsor a qualified, tax-exempt profit sharing plan qualifying under section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan. Pursuant to the plan, we match 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee's compensation. Additionally, at our discretion, we may make additional contributions to the plan, which are allocated to the accounts of participants based on relative compensation.

      The total contributions under the 401(k) plan by our named executive officers are reflected in the Summary Compensation Table on page 18 of this proxy statement.

STOCK OPTION AND EQUITY INCENTIVE PLANS

      1993 STOCK OPTION PLAN. In 1993, QCR Holdings adopted a stock option plan for the benefit of directors, officers, and employees of QCR Holdings and its subsidiaries. The plan was approved by stockholders and provided for the issuance of incentive stock options and nonqualified stock options. All of the options under the plan have been granted, and on June 30, 2003, the plan expired.

      1997 STOCK INCENTIVE PLAN. In 1997, we adopted the QCR Holdings, Inc. Stock Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and provided for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights. All of the awards available for issuance under the plan have been issued, although options remain outstanding.

      2004 STOCK INCENTIVE PLAN. In 2004, we adopted the QCR Holdings, Inc. Stock Incentive Plan for the benefit of our directors, officers and employees. Stockholders approved the 2004 plan and authorized 225,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights.

      In 2004, we awarded stock options to purchase an aggregate of 51,950 shares of QCR Holdings common stock to thirty employees and aggregate of 8,150 shares of QCR Holdings common stock to sixteen directors. The stock options awarded to the named executive officers during 2004 are included in the tables above.

      STOCK PURCHASE PLAN. In 2002, we adopted and stockholders approved the QCR Holdings, Inc. Employee Stock Purchase Plan. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The plan allows employees of QCR Holdings and our subsidiaries to purchase shares of common stock available under the plan. The purchase price is currently 90% of the lesser of the fair market value at the date of the grant or the investment date. The investment date is the date common stock is purchased after the end of each calendar quarter during an offering period. The maximum dollar amount any one participant can elect to contribute in an offering period is $5,000 and the maximum percentage that any one participant can elect to contribute is 5% of his or her compensation. During 2004, 8,917 shares were granted and 6,438 were purchased under the plan.

OTHER INCENTIVE PLANS

      Certain designated officers of Cedar Rapids Bank & Trust, including Mr. Helling, are also eligible to receive cash compensation pursuant to the Cedar Rapids Short-Term Cash Incentive Compensation Program and the Cedar Rapids Long-Term Deferred Incentive Compensation Program.

      SHORT-TERM CASH INCENTIVE COMPENSATION PROGRAM. Under the Short-Term Cash Incentive Compensation Program, we will pay eligible officers of Cedar Rapids Bank & Trust, based on a fixed percentage allocation, an aggregate target incentive amount. Based on the performance targets attained for the year 2004, we paid an aggregate total of $58,500 pursuant to the program, of which Mr. Helling received $23,400. We will pay up to $75,000 for the year 2005, provided specified assets and losses/earnings targets are met, of which Mr. Helling could receive up to $30,000. Pursuant to the program, in the event either target is not met, a prorata portion of the incentive amount may be payable.

      LONG-TERM DEFERRED INCENTIVE COMPENSATION PROGRAM. Under the Long-Term Deferred Incentive Compensation Program, with respect to years ending December 31, 2006 through December 31, 2011, we will contribute up to an aggregate maximum of $300,000 to a deferred compensation plan for the benefit of eligible officers of Cedar Rapids Bank & Trust, based on a fixed percentage allocation. Contributions will only be made under the program if specified levels for return on equity and ending total assets are attained. The program also provides for the acceleration of certain future year contributions to the plan in the event of a change in control. For example, if a change in control had occurred as of December 31, 2004, the aggregate contributions would be $603,323, which equals the present value of future estimated contributions made for the years 2006 through 2011.

DEFERRED INCOME PLAN

      1997 DEFERRED INCOME PLAN. In 1997, we adopted and stockholders approved the QCR Holdings, Inc. 1997 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer a portion of the fees and cash compensation payable to them for their service as directors or employees. As of December 31, 2004, there were 17,798 shares of common stock remaining under the plan. If approved by stockholders, we intend to have the 2005 Deferred Income Plan, as described in this proxy statement, supplement this 1997 plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2004, the Executive Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors: Messrs. Baird, Brownson, Kilmer, Lawson, Peterson and Royer. The Compensation and Benefits Committee, which sets the salaries and compensation of all employees who are not executive officers, consisted of Messrs. Bauer, Hultquist, Helling, Lawson, Christofferson and Harris, Ms. Bawden and Ms. Whiteside. Messrs. Bauer, Hultquist and Helling are executive officers and do not participate in any decisions involving their own compensation.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The report of the Executive Committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent QCR Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      GENERAL. The Executive Committee is comprised of six directors of QCR Holdings. Each of the members is considered "independent" by the board according to the Nasdaq listing requirements, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director pursuant to
Section 16 of the Securities Exchange Act of 1934. The committee's intention is to provide a total compensation program that supports our long-term business strategy and performance culture and creates a commonality of interest within our stockholders. The Executive Committee is responsible for the oversight of executive compensation and reviews the compensation program of QCR Holdings on an ongoing basis.

      The overall philosophy used by the Executive Committee when making decisions is as follows:

            - to provide incentives for executive officers to work toward achieving successful short-term and long-term goals and objectives;

            - to provide significant reward for achievement of superior performance, as well as significant risk to penalize substandard performance;

            - to create opportunity and incentive for executives to be long-term stockholders;

            - to link executive compensation rewards to increases in stockholder value, as measured by favorable long-term results and continued strengthening of our financial condition;

            - to provide flexibility to recognize, differentiate and reward individual performance; and

            - to facilitate stock ownership through granting of stock options.

      For each executive officer, the Executive Committee was responsible for the establishment of base salary and bonuses paid, as well as an award level for the annual incentive compensation program, each of which is subject to the approval of the non-employee directors. The Executive Committee was also responsible for the administration of the stock programs for the executive officers, as well as recommendations regarding other executive benefits and plans, subject to the same approval process.

      In reviewing an executive's compensation, the Executive Committee considers and evaluates all components of the executive officer's total compensation package. This involves reviewing the executive's salary, bonus, incentive stock awards, perquisites, participation in our 401(k) plan, deferred compensation plans, the supplemental retirement plan, payments due upon retirement or a change of control, if any, and all other payments and awards that the executive officer earns.

      SALARY AND BONUS. The Executive Committee reviews each executive's base salary on an annual basis. It is the Executive Committee's policy that the base salaries of our executives should offer each executive security and allow us to attract qualified executives and maintain a stable management team and environment. The Executive Committee targets base salaries at levels comparable to those of comparable positions within the market place. In January 2004, we entered into new employment contracts with each of our executive officers. The base salary provided in the agreements may be increased to reflect the executive officer's performance, as well as our overall financial performance. Additionally, base salaries are determined by examining, among other things, the executive's level of responsibility, prior experience, length of time with us as an employee, breadth of knowledge and internal performance objectives. An executive's current salary in relation to the executive's salary range and the median salary practices of the market place are also considered. All of the factors described herein are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight.

      Annual adjustments to an executive's base salary are driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and enhancement of total assets, impacts an executive's base salary. In addition, the Executive Committee will also measure individual performance. When measuring individual performance, the Executive Committee considers the individual's efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers.

      Each executive's annual cash bonus is also driven by corporate and individual performance. Specifically, each executive has measurable goals determined by the Executive Committee regarding earnings per share, return on equity, asset growth, and other financial performance measures.

      Annually, the Executive Committee evaluates four primary areas of performance in determining the Chief Executive Officer's level of compensation. These areas are:

      -     our long-range strategic planning and implementation;

      -     our financial performance;

      - our compliance with regulatory requirements and relations with regulatory agencies; and

      - the individual's effectiveness of managing relationships with stockholders and the board of directors.

      LONG-TERM INCENTIVE PROGRAMS. Our current long-term incentive plans are intended to promote equity ownership in QCR Holdings by the directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain with us as directors and employees. They also promote tax efficiency and replacement of benefit opportunities lost to regulatory limits. We have established the QCR Holdings, Inc. 401(k)/Profit Sharing Plan, the QCR Holdings, Inc. Employee Stock Purchase Plan and the QCR Holdings, Inc. 1997 Deferred Income Plan, each of which allows participants to acquire shares of our common stock. We are asking stockholders to approve the proposed Deferred Income Plan as a supplement to the current deferred income plan adopted in 1997.

      We have also granted stock options through the QCR Holdings, Inc. 1993 Stock Option Plan, the 1997 Stock Incentive Plan and the 2004 Stock Incentive Plan. We use stock options in our compensation program to reinforce our long-term perspective and to retain valued executives. Pursuant to the 1997 and 2004 Stock Incentive Plans, we have also granted tax benefit rights and stock appreciation rights to certain participants at the same time as options were awarded. We did not grant options to most of our executive officers in 2004 however, options were granted to our named executive officers in January 2005, as follows: Mr Hultquist - 5,000 options; Mr. Bauer - 5,000 options; Mr. Helling
- 2,000 options and Mr. Gipple - 3,000 options.

      CHIEF EXECUTIVE OFFICER'S COMPENSATION. The base salary paid to Mr. Hultquist, as President and Chief Executive Officer, during 2004 was also based in part upon the Executive Committee's satisfaction with our profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to our long-term viability. The Executive Committee considered Mr. Hultquist's personal performance as President and Chief Executive Officer, his previous years' salaries and the salary levels of other similarly situated financial institutions, his participation in employee benefit plans and the perquisites he receives in setting his base salary at $175,000 for 2004. Mr. Hultquist also received a bonus in the amount of $82,396 for 2004. His bonus was based on our 2004 financial performance as compared to measurable goals for earnings per share, return on equity, asset growth, asset quality, and other subjective factors determined by the Executive Committee. Mr. Hultquist also received $26,112 in other compensation that is primarily attributable to our matching contribution pursuant to the 401(k) plan as well as contributions pursuant to his deferred compensation arrangement.

      COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986.
Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to our Chief Executive Officer and any of the four other highest paid officers, to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance based compensation." Performance based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. We believe performance based compensation is an important tool to provide incentive to senior executives, matching their compensation levels to our performance. Accordingly, performance based compensation comprises a significant portion of the compensation package for our senior executives. This also has the effect of preserving the deduction that might otherwise be affected by the $1.0 million limit.

      Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

      CONCLUSION. The Executive Committee believes these executive compensation policies and programs effectively serve the interests of stockholders and QCR Holdings. The Executive Committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of QCR Holdings for the benefit of all stockholders.

                              Executive Committee:
                                Patrick S. Baird
                                James J. Brownson
                                 Mark C. Kilmer
                                 John K. Lawson
                               Ronald G. Peterson
                                   Henry Royer

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

      The following graph indicates, for the period commencing December 31, 1999, a comparison of cumulative total returns for QCR Holdings, the Nasdaq Stock Market (US Companies) and the SNL Midwest Bank Index prepared by SNL Securities, Charlottesville, Virginia. The graph below was prepared at our request by SNL Securities.

                               QCR HOLDINGS, INC.

                              [PERFORMANCE GRAPH]

                                                            PERIOD ENDING
                           ----------------------------------------------------------------------------------
        INDEX              06/30/00      06/30/01       06/30/02      12/31/02       12/31/03        12/31/04
---------------------      --------      --------       --------      --------       --------        --------
QCR Holdings, Inc.          100.00         64.19          91.78        105.12         175.00          197.67
NASDAQ Composite            100.00         54.63          37.11         33.95          51.19           55.87
SNL NASDAQ Bank Index       100.00        140.30         158.03        146.69         189.34          217.01

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding our common stock beneficially owned on December 31, 2004, by each director, by each executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2004.

             NAME OF INDIVIDUAL AND                   AMOUNT AND NATURE OF      PERCENT
           NUMBER OF PERSONS IN GROUP                BENEFICIAL OWNERSHIP(1)    OF CLASS
-----------------------------------------------      -----------------------    --------
DIRECTORS
Patrick S. Baird                                            36,989 (2)               *
Michael A. Bauer                                            56,909 (3)           1.27%
James J. Brownson                                           32,369 (4)               *
Larry J. Helling                                            48,897 (5)           1.08%
Douglas M. Hultquist                                        56,684 (6)           1.26%
Mark C. Kilmer                                              26,618 (7)               *
John K. Lawson                                              12,317 (8)               *
Ronald G. Peterson                                          15,926 (9)               *
Henry Royer                                                 10,317(10)               *
OTHER NAMED EXECUTIVE OFFICER
Todd A. Gipple                                              41,080(11)               *
5% STOCKHOLDER
Banc Funds                                                 317,153(12)           7.00%
All directors and executive officers as a group
(17 persons)                                               432,634(13)           9.54%

*     Less than 1%.

(1) Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2) Includes 240 shares subject to options which are presently exercisable and over which Mr. Baird has no voting and sole investment power. Also includes 34,421 shares held jointly by Mr. Baird and his spouse and 2,328 shares held in a trust, over which he has shared voting and investment power. Excludes 660 option shares not presently exercisable.

(3) Includes 3,392 shares held by Mr. Bauer's children, 6,862 shares held in an IRA account, 8,339 shares held in a trust, 7,189 shares held in the 401(k) Plan and 18 shares held by his wife, all of which he has shared voting and investment power.

(4) Includes 2,250 shares subject to options which are presently exercisable and over which Mr. Brownson has no voting and sole investment power. Also includes 3,240 shares held jointly by Mr. Brownson and his spouse, 2,025 shares held by his spouse, 8,159 shares held in a trust, and 16,695 shares held in an IRA account, all of which he has shared voting and investment power. Excludes 5,900 option shares not presently exercisable.

(5) Includes 10,890 shares subject to options which are presently exercisable and over which shares Mr. Helling has no voting and sole investment power. Also includes 32,250 shares held in an IRA account, 3,670 shares held in a trust and 1,889 shares held in the 401(k) Plan, all of which he has shared voting and investment power. Excludes 7,260 option shares not presently exercisable.

(6) Includes 9,337 shares held by his spouse or for the benefit of his children, 4,050 shares held in an IRA account, 8,493 shares held in a trust and 3,844 shares in the 401(k) Plan, all of which Mr. Hultquist has shared voting and investment power.

(7) Includes 1,125 shares subject to options which are presently exercisable and over which Mr. Kilmer has no voting and sole investment power. Also includes 5,084 shares held by his spouse or minor children, 5,034 shares held in a trust and 3,375 shares held in an IRA account, all of which he has shared voting and investment power. Excludes 450 option shares not presently exercisable.

(8) Includes 960 shares subject to options which are presently exercisable and over which Mr. Lawson has no voting and sole investment power. Also includes 6,857 shares held in trust, over which shares he has shared voting and investment power. Excludes 840 option shares not presently exercisable.

(9) Includes 2,250 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 8,726 shares held in a trust, over which shares he has shared voting and investment power. Excludes 900 option shares not presently exercisable.

(10) Includes 240 shares subject to options which are presently exercisable and over which Mr. Royer has no voting and sole investment power. Includes 6,750 shares held in an IRA account and 3,327 shares held in a trust, over all of which Mr. Royer has shared voting and investment power. Excludes 660 option shares not presently exercisable.

(11) Includes 11,956 shares subject to options which are presently exercisable and over which Mr. Gipple has no voting and sole investment power. Also includes 14,722 shares held in an IRA account, 2,800 shares held by his children and spouse, 1,672 shares held in the 401(k) Plan, and 447 shares held in a trust, over which he has shared voting and investment power. Excludes 8,707 option shares not presently exercisable.

(12) Includes shares held by Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. as reported in a Schedule 13G/A filed on February 14, 2005.

(13)  Excludes 29,191 option shares not presently exercisable.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2004, we are not aware of any failures to comply with the filing requirements of
Section 16(a) during 2004 with the exception of the following: During the year, one Form 4 was filed late for each of the following: Ms. Joyce Bawden - acquisition of 1,207 shares and an exercise of 450 options into common stock; Ms. Ann Lipsky - acquisition of 2,414 shares; Mr. Ronald Peterson - exercise of 1,575 option into common stock; Mr. John H Harris II - acquisition of 10,214 shares; Mr. James Brownson - grant of 5,000 shares; and Ms. Shellee Showalter - grant of 500 options.

                          TRANSACTIONS WITH MANAGEMENT

      Our directors and officers and their associates were customers of and had transactions with QCR Holdings and our subsidiaries during 2004. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference into such document.

      The Audit Committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

      The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004 with our management and McGladrey & Pullen, LLP, our independent registered public accounting firm. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2004 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                Patrick S. Baird           James J. Brownson
                John K. Lawson             Henry Royer

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Representatives of McGladrey & Pullen, LLP, our independent registered public accounting firm, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      Following is a summary of fees for professional services by: McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP).

ACCOUNTANT FEES

      AUDIT FEES. The aggregate amount of fees billed by McGladrey & Pullen, LLP in connection with the audit of our annual financial statements and Quad City Bank's internal control attestation for fiscal years 2004 and 2003 and for its required reviews of our unaudited interim financial statements included in our Form 10-Q's filed during fiscal 2004 and 2003, as well as assistance with other SEC filings, were $145,692 and $99,797, respectively. The increased level of audit fees was primarily the result of our growth in total assets, combined with additional services related to FDICIA attestation at Quad City Bank & Trust, the private placement memorandum in connection with our offering of common stock in the Rockford, Illinois community, the review of our various filings on Form 8-K, and initial work related to our compliance with Section 404 of the Sarbanes-Oxley Act of 1992.

      AUDIT RELATED FEES. The aggregate amount of audit related fees billed by McGladrey & Pullen, LLP for fiscal years 2004 and 2003 were $9,273 and $7,035, respectively. The majority of these services were related to research and consultations concerning financial accounting and reporting matters.

      TAX FEES. The aggregate amount of tax related services billed by RSM McGladrey, Inc. for fiscal years 2004 and 2003 were $756 and $3,756, respectively, for professional services rendered for tax advice.

      ALL OTHER FEES. We incurred other fees from RSM McGladrey, Inc. in the amount of $5,408 during fiscal year 2004 for consulting services related to internal controls. We did not incur any other fees from RSM McGladrey, Inc. or McGladrey & Pullen, LLP in fiscal year 2003.

      The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen, LLP and RSM McGladrey, Inc. to be incompatible with maintaining McGladrey & Pullen, LLP's independence as our principal accountant.

AUDIT COMMITTEE APPROVAL POLICY

      Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee's policy is to approve, on a case-by-case basis, all audit and permissible non-audit services provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. These services include audit and audit-related services, tax services and other services. The Audit Committee does have a policy of pre-approving any of these services.

                               REPORT ON FORM 10-K

      We will furnish without charge to each person whose proxy is solicited, and to each person representing that he or she is a beneficial owner of our common stock as of the record date for the meeting, upon written request, copies of our annual report on Form 10-K as filed with the Securities and Exchange Commission, together with the financial statements and schedules thereto. Such written request should be sent to Ms. Shellee R. Showalter, QCR Holdings, Inc., 3551 - 7th Street, Suite 204, Moline, Illinois 61265.

                       By order of the Board of Directors

    Michael A. Bauer                          Douglas M. Hultquist
    Chairman                                  President

Moline, Illinois
March 23, 2005

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                                                       EXHIBIT A

                               QCR HOLDINGS, INC.

                            2005 DEFERRED INCOME PLAN

      SECTION 1. PURPOSE

      The purpose of the QCR HOLDINGS, INC. 2005 DEFERRED INCOME PLAN ("PLAN") is to enable directors and selected key officers of QCR HOLDINGS, INC. ("COMPANY"), and any related company, to elect to defer all or a portion of the fees and cash compensation payable by the Company, or the related company, on account of service as a director or employee. The Plan is intended as a means of maximizing the effectiveness and flexibility of the compensation arrangements to directors and a select group of management or highly compensated employees of the Company and related companies, and as an aid in attracting and retaining individuals of outstanding abilities and specialized skills for service.

      SECTION 2. EFFECTIVE DATE

      The Plan is effective as of July 1, 2005.

      SECTION 3. PLAN ADMINISTRATION

      The Plan shall be administered by a committee ("COMMITTEE"), as may be designated by the Board of Directors of the Company ("BOARD") from time to time. The Committee shall have sole authority to select the individuals, from among those eligible, who may participate under the Plan and to establish all other participation requirements. The Committee is authorized, subject to Board approval, to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in administering the Plan shall be subject to Board review.

      SECTION 4. ELIGIBILITY

      Any director or key officer of the Company or any related company may be designated by the Board to participate in the Plan; provided, however, that officers eligible for designation shall be limited to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any such director or key officer shall be a "PARTICIPANT" as of the date designated by the Board, and his or her status as a Participant shall continue until the date on which all payments due under the terms of the Plan have been made.

      SECTION 5. SHARES SUBJECT TO THE PLAN

      The aggregate number of shares of common stock of the Company ("SHARES") which may be distributed to directors and employees under the Plan shall be One Hundred Thousand (100,000) Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan. The aggregate number of

Shares which may be sold under the Plan shall be automatically adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, unless the Board determines in its sole discretion that, based on the facts and circumstances, a formulaic adjustment is not appropriate, and that a differing adjustment, or no adjustment, is more equitable.

      SECTION 6. ELECTION TO DEFER INCOME

      (a) In General. Each Participant shall be entitled to make an irrevocable election ("ELECTION") to defer receipt of all or a portion of the fees or compensation otherwise payable to him or her in cash ("INCOME"). Income with respect to which a Election has been made (and shall not have been revoked) shall be referred to hereinafter as "DEFERRED INCOME."

      (b) Timing of Elections. An Election to defer Income under the Plan must be properly filed with the Company not later than the following:

            (i) the last business day of the tax year preceding the year in which the Income is earned, or such earlier time as established by the Committee;

            (ii) thirty (30) days after first becoming eligible to participate in the Plan; provided such Income relates to services performed after the date of the Election; or

            (iii) six (6) months prior to the end of an applicable performance period; provided such Election is with respect to incentive compensation which qualifies as "bonus compensation" as defined under Section 409A of the Internal Revenue Code of 1986, as amended ("CODE").

All such Elections shall continue in effect until the Participant delivers to the Board a written revocation or modification of such Election pursuant to paragraph (d) below.

      (c) Manner of Election. Elections to defer receipt of Income shall be made in writing in accordance with such rules and procedures as the Committee may prescribe; provided, however, that each such Election to defer shall include:

            (i) the amount to be deferred, expressed either as a fixed dollar amount or a percentage of Income;

            (ii)  the date on which the Deferred Income shall be paid; and

            (iii) the number of annual installments for the payment of Deferred
                  Income (maximum ten (10)).

      (d) Changes to Elections. Modifications to existing Elections which change the timing or method of payment shall be subject to the following:

            (i) A revised Election must be made not later than twelve (12) months prior to the scheduled payment date reflected in the most recent Election; and

            (ii) To the extent required under Code Section 409A, the revised payment date must be not sooner than the five (5) year anniversary of the previously scheduled payment date.

      SECTION 7. RECORD AND CREDITING OF DEFERRED AMOUNTS

      (a) Deferred Income. The Company shall credit the amount of any Deferred Income to a memorandum account for the benefit of the Participant ("DEFERRED INCOME ACCOUNT") no later than the last day of the calendar quarter in which such Income would otherwise have been paid to the Participant.

      (b) Investment Direction. The Committee will allow a Participant to direct the investment of his or her Deferred Income Account in accordance with such rules and procedures as the Committee may prescribe, in its sole discretion, which may include a single investment selection, including shares of the Company's common stock. The Company will be relieved of all investment responsibility and liability for such investment direction. A direction to purchase Shares may not be made within six (6) months of a direction to sell Shares, and a direction to sell Shares may not be made within six (6) months of a direction to purchase Shares, under the Plan or any other plan or program maintained by the Company.

      (c) Value and Statement of Account. The Committee shall provide each Participant with a statement of the value of his or her Deferred Income Account, including the amount of Deferred Income and income thereon, determined as of each December 31 (the "VALUATION DATE").

      SECTION 8. PAYMENT OF DEFERRED ACCOUNT

      (a) In General. No withdrawals or payment shall be made from the Participant's Deferred Income Account except as provided in this SECTION 8.

      (b) Payment Event. The value of a Participant's Deferred Income Account shall be payable in either a single payment or up to ten (10) annual installments commencing on the March 15 following the occurrence of a "payment event," as shall be reflected in the most recently applicable Election. A "PAYMENT EVENT" shall be the date specified in the Participant's Election, which may be any one of the following:

            (i) the date of the Participant's separation from service with the Company or related company (six (6) months from such date if the Participant is a "Key Employee" as defined under Code
                  Section 409A);

            (ii) the date the Participant attains an age specified in the Election; or

            (iii) the first or later to occur of either of such dates, as may be specified in the Election.

      (c) Manner of Payment.

            (i) If a Participant elects a single installment, the value of Participant's entire Deferred Income Account as of the Valuation Date preceding payment shall be paid to him or her in one lump sum.

            (ii) If a Participant elects two (2) or more installment payments, the amount of an installment payment shall be a fraction of the value of the Participant's Deferred Income Account on the Valuation Date preceding such installment payment date, the numerator of which is one (1) and the denominator which is the total number of installments elected minus the number of installments previously paid.

      (d) Hardship Distributions. The Committee, in its sole discretion, and whether or not a Payment Event shall have occurred, may accelerate payment of amounts credited to a Participant's Deferred Income Account if requested to do so and if the requirements of this PARAGRAPH (d) are met. Such acceleration may occur only in the event of an unforeseeable financial emergency and the amount of any distribution is limited to the amount deemed reasonably necessary to satisfy such unforeseeable financial emergency. For purposes of this PARAGRAPH
(d), an "UNFORESEEABLE FINANCIAL EMERGENCY" is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

      (e) Death of Participant. In the event that a Participant shall die at any time prior to complete distribution of all amounts payable to him or her under the provisions of the Plan, the unpaid balance of the Participant's Deferred Income Account shall be paid to the Participant's beneficiary or beneficiaries in a lump sum, unless another form is provided in the Participant's most recent Election.

      SECTION 9. DESIGNATION OF BENEFICIARY

      Participants shall designate in writing, in accordance with such rules and procedures as the Committee may prescribe, the beneficiary or beneficiaries who are to receive the Participant's Deferred Income Account in the event of the Participant's death.

      SECTION 10. UNSECURED OBLIGATIONS

      The obligation of the Company to make payments under the Plan shall be a general obligation of the Company, and such payments shall be made from general assets and property of the Company. The Participant's relationship to the Company under the Plan shall be only that of a general unsecured creditor and neither this Plan nor any agreement entered into hereunder or action taken pursuant hereto shall create or be construed to create a trust or fiduciary relationship of any kind. The Company may establish an irrevocable grantor trust for purposes of holding and investing the Deferred Income Account balances but such establishment shall not create any rights in or against any amount so held, except that the trustee of such trust may vote any Shares thereunder in accordance with the direction of the Participants.

      SECTION 11. AMENDMENT AND TERMINATION

      (a) The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant in such Participant's Deferred Income Account under the Plan, without such Participant's consent.

      (b) Notwithstanding the foregoing, the Board shall retain the right to amend the Plan or any portion thereof at any time, or from time to time, without the consent of the Participants, to the extent deemed necessary by the Board, in its sole discretion, in order for the Plan and Deferred Income to be compliant with the requirements of Code Section 409A.

      SECTION 12. EFFECT OF TRANSFER

      (a) In the event of a Change in Control of the Company, the entire unpaid balance of each Deferred Income Account shall be paid in a single lump sum to the Participant as of the effective date thereof.

      (b) For purposes of this Plan, the term Change in Control shall be as defined in Code Section 409A and Internal Revenue Service Notice 2005-1 and any subsequent guidance provided with respect to Code Section 409A.

      SECTION 13. NON-ASSIGNABILITY

      No right to receive payments under the provisions of this Plan shall be transferable or assignable by a Participant, except by will or the laws of descent and distribution or by gifting for the benefit of descendants in estate planning situations, and during his or her lifetime payment may only be received by the Participant or his or her legal representative or guardian.

      SECTION 14. DELIVERY AND REGISTRATION OF STOCK

      The Company's obligation to deliver Shares shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 ("ACT") or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      This Plan is intended to comply with Rule 16b-3 under the Act. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

      SECTION 15. BINDING PROVISIONS

      All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder and their heirs and personal representatives.

      SECTION 16. CLAIMS PROCEDURE

      If any benefits become payable under this Plan, the Participant (or designated beneficiary in the case of the Participant's death) shall file a claim for benefits by notifying the Committee in writing. If the claim is wholly or partially denied, the Committee shall provide a written notice of the denial. This written notice must be provided within a reasonable period of time (generally 90 days) after the receipt of the claim by the Committee. The written notice must contain the following information:

      (a)   the specific reason or reasons for the denial;

      (b) specific reference to those Plan provisions on which the denial is based;

      (c) a description of any additional information or material necessary to correct the claim and an explanation of why such material or information is necessary; and

      (d) appropriate information as to the steps to be taken if the Particiapnt or beneficiary wants to submit the claim for review.

      If notice of the denial of a claim is not furnished within a reasonable period of time, the claim will be deemed denied.

      Upon the denial of a claim for benefits, the Participant (or designated beneficiary in the case of the Participant's death) may file a claim for review, in writing, with the Committee within sixty (60) days after receipt of a written notice of a denial of a claim. In requesting a review, the Participant or beneficiary may review Plan documents and submit any written issues and comments he or she feels are appropriate. The Committee shall then give a full and fair review to the claim. If the claim is denied, the Committee shall provide the Participant or beneficiary with written notice of this denial within sixty (60) days after the Committee's receipt of the request for review. This decision shall state the specific reasons for the decision and shall include references to specific Plan provisions on which the decision is based.

                                                                       EXHIBIT A

                               QCR HOLDINGS, INC.

                           2005 DEFERRED INCOME PLAN

      SECTION 1. PURPOSE

      The purpose of the QCR HOLDINGS, INC. 2005 DEFERRED INCOME PLAN ("PLAN") is to enable directors and selected key officers of QCR HOLDINGS, INC. ("COMPANY"), and any related company, to elect to defer all or a portion of the fees and cash compensation payable by the Company, or the related company, on account of service as a director or employee. The Plan is intended as a means of maximizing the effectiveness and flexibility of the compensation arrangements to directors and a select group of management or highly compensated employees of the Company and related companies, and as an aid in attracting and retaining individuals of outstanding abilities and specialized skills for service.

      SECTION 2. EFFECTIVE DATE

      The Plan is effective as of July 1, 2005.

      SECTION 3. PLAN ADMINISTRATION

      The Plan shall be administered by a committee ("COMMITTEE"), as may be designated by the Board of Directors of the Company ("BOARD") from time to time. The Committee shall have sole authority to select the individuals, from among those eligible, who may participate under the Plan and to establish all other participation requirements. The Committee is authorized, subject to Board approval, to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in administering the Plan shall be subject to Board review.

      SECTION 4. ELIGIBILITY

      Any director or key officer of the Company or any related company may be designated by the Board to participate in the Plan; provided, however, that officers eligible for designation shall be limited to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any such director or key officer shall be a "PARTICIPANT" as of the date designated by the Board, and his or her status as a Participant shall continue until the date on which all payments due under the terms of the Plan have been made.

      SECTION 5. SHARES SUBJECT TO THE PLAN

      The aggregate number of shares of common stock of the Company ("SHARES") which may be distributed to directors and employees under the Plan shall be One Hundred Thousand (100,000) Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan. The aggregate number of Shares which may be sold under the Plan shall be automatically adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, unless the Board determines in its sole discretion that, based on the facts and circumstances, a formulaic adjustment is not appropriate, and that a differing adjustment, or no adjustment, is more equitable.

      SECTION 6. ELECTION TO DEFER INCOME

      (a) In General. Each Participant shall be entitled to make an irrevocable election ("ELECTION") to defer receipt of all or a portion of the fees or compensation otherwise payable to him or her in cash ("INCOME"). Income with respect to which a Election has been made (and shall not have been revoked) shall be referred to hereinafter as "DEFERRED INCOME."

      (b) Timing of Elections. An Election to defer Income under the Plan must be properly filed with the Company not later than the following:

            (i) the last business day of the tax year preceding the year in which the Income is earned, or such earlier time as established by the Committee;

            (ii) thirty (30) days after first becoming eligible to participate in the Plan; provided such Income relates to services performed after the date of the Election; or

            (iii) six (6) months prior to the end of an applicable performance period; provided such Election is with respect to incentive compensation which qualifies as "bonus compensation" as defined under Section 409A of the Internal Revenue Code of 1986, as amended ("CODE").

All such Elections shall continue in effect until the Participant delivers to the Board a written revocation or modification of such Election pursuant to paragraph (d) below.

      (c) Manner of Election. Elections to defer receipt of Income shall be made in writing in accordance with such rules and procedures as the Committee may prescribe; provided, however, that each such Election to defer shall include:

            (i) the amount to be deferred, expressed either as a fixed dollar amount or a percentage of Income;

            (ii)  the date on which the Deferred Income shall be paid; and

            (iii) the number of annual installments for the payment of Deferred
                  Income (maximum ten (10)).

      (d) Changes to Elections. Modifications to existing Elections which change the timing or method of payment shall be subject to the following:

            (i) A revised Election must be made not later than twelve (12) months prior to the scheduled payment date reflected in the most recent Election; and A-2

            (ii) To the extent required under Code Section 409A, the revised payment date must be not sooner than the five (5) year anniversary of the previously scheduled payment date.

      SECTION 7. RECORD AND CREDITING OF DEFERRED AMOUNTS

      (a) Deferred Income. The Company shall credit the amount of any Deferred Income to a memorandum account for the benefit of the Participant ("DEFERRED INCOME ACCOUNT") no later than the last day of the calendar quarter in which such Income would otherwise have been paid to the Participant.

      (b) Investment Direction. The Committee will allow a Participant to direct the investment of his or her Deferred Income Account in accordance with such rules and procedures as the Committee may prescribe, in its sole discretion, which may include a single investment selection, including shares of the Company's common stock. The Company will be relieved of all investment responsibility and liability for such investment direction. A direction to purchase Shares may not be made within six (6) months of a direction to sell Shares, and a direction to sell Shares may not be made within six (6) months of a direction to purchase Shares, under the Plan or any other plan or program maintained by the Company.

      (c) Value and Statement of Account. The Committee shall provide each Participant with a statement of the value of his or her Deferred Income Account, including the amount of Deferred Income and income thereon, determined as of each December 31 (the "VALUATION DATE").

      SECTION 8. PAYMENT OF DEFERRED ACCOUNT

      (a) In General. No withdrawals or payment shall be made from the Participant's Deferred Income Account except as provided in this SECTION 8.

      (b) Payment Event. The value of a Participant's Deferred Income Account shall be payable in either a single payment or up to ten (10) annual installments commencing on the March 15 following the occurrence of a "payment event," as shall be reflected in the most recently applicable Election. A "PAYMENT EVENT" shall be the date specified in the Participant's Election, which may be any one of the following:

            (i) the date of the Participant's separation from service with the Company or related company (six (6) months from such date if the Participant is a "Key Employee" as defined under Code
                  Section 409A);

            (ii) the date the Participant attains an age specified in the Election; or

            (iii) the first or later to occur of either of such dates, as may be specified in the Election.

      (c)   Manner of Payment.

            (i) If a Participant elects a single installment, the value of Participant's entire Deferred Income Account as of the Valuation Date preceding payment shall be paid to him or her in one lump sum.

            (ii) If a Participant elects two (2) or more installment payments, the amount of an installment payment shall be a fraction of the value of the Participant's Deferred Income Account on the Valuation Date preceding such installment payment date, the numerator of which is one (1) and the denominator which is the total number of installments elected minus the number of installments previously paid.

      (d) Hardship Distributions. The Committee, in its sole discretion, and whether or not a Payment Event shall have occurred, may accelerate payment of amounts credited to a Participant's Deferred Income Account if requested to do so and if the requirements of this PARAGRAPH (d) are met. Such acceleration may occur only in the event of an unforeseeable financial emergency and the amount of any distribution is limited to the amount deemed reasonably necessary to satisfy such unforeseeable financial emergency. For purposes of this PARAGRAPH
(d), an "UNFORESEEABLE FINANCIAL EMERGENCY" is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

      (e) Death of Participant. In the event that a Participant shall die at any time prior to complete distribution of all amounts payable to him or her under the provisions of the Plan, the unpaid balance of the Participant's Deferred Income Account shall be paid to the Participant's beneficiary or beneficiaries in a lump sum, unless another form is provided in the Participant's most recent Election.

      SECTION 9. DESIGNATION OF BENEFICIARY

      Participants shall designate in writing, in accordance with such rules and procedures as the Committee may prescribe, the beneficiary or beneficiaries who are to receive the Participant's Deferred Income Account in the event of the Participant's death.

      SECTION 10. UNSECURED OBLIGATIONS

      The obligation of the Company to make payments under the Plan shall be a general obligation of the Company, and such payments shall be made from general assets and property of the Company. The Participant's relationship to the Company under the Plan shall be only that of a general unsecured creditor and neither this Plan nor any agreement entered into hereunder or action taken pursuant hereto shall create or be construed to create a trust or fiduciary relationship of any kind. The Company may establish an irrevocable grantor trust for purposes of holding and investing the Deferred Income Account balances but such establishment shall not create any rights in or against any amount so held, except that the trustee of such trust may vote any Shares thereunder in accordance with the direction of the Participants.

      SECTION 11. AMENDMENT AND TERMINATION

      (a) The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant in such Participant's Deferred Income Account under the Plan, without such Participant's consent.

      (b) Notwithstanding the foregoing, the Board shall retain the right to amend the Plan or any portion thereof at any time, or from time to time, without the consent of the Participants, to the extent deemed necessary by the Board, in its sole discretion, in order for the Plan and Deferred Income to be compliant with the requirements of Code Section 409A.

      SECTION 12. EFFECT OF TRANSFER

      (a) In the event of a Change in Control of the Company, the entire unpaid balance of each Deferred Income Account shall be paid in a single lump sum to the Participant as of the effective date thereof.

      (b) For purposes of this Plan, the term Change in Control shall be as defined in Code Section 409A and Internal Revenue Service Notice 2005-1 and any subsequent guidance provided with respect to Code Section 409A.

      SECTION 13. NON-ASSIGNABILITY

      No right to receive payments under the provisions of this Plan shall be transferable or assignable by a Participant, except by will or the laws of descent and distribution or by gifting for the benefit of descendants in estate planning situations, and during his or her lifetime payment may only be received by the Participant or his or her legal representative or guardian.

      SECTION 14. DELIVERY AND REGISTRATION OF STOCK

      The Company's obligation to deliver Shares shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 ("ACT") or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      This Plan is intended to comply with Rule 16b-3 under the Act. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

      SECTION 15. BINDING PROVISIONS

      All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder and their heirs and personal representatives.

      SECTION 16. CLAIMS PROCEDURE

      If any benefits become payable under this Plan, the Participant (or designated beneficiary in the case of the Participant's death) shall file a claim for benefits by notifying the Committee in writing. If the claim is wholly or partially denied, the Committee shall provide a written notice of the denial. This written notice must be provided within a reasonable period of time (generally 90 days) after the receipt of the claim by the Committee. The written notice must contain the following information:

      (a)   the specific reason or reasons for the denial;

      (b) specific reference to those Plan provisions on which the denial is based;

      (c) a description of any additional information or material necessary to correct the claim and an explanation of why such material or information is necessary; and

      (d) appropriate information as to the steps to be taken if the Particiapnt or beneficiary wants to submit the claim for review.

      If notice of the denial of a claim is not furnished within a reasonable period of time, the claim will be deemed denied.

      Upon the denial of a claim for benefits, the Participant (or designated beneficiary in the case of the Participant's death) may file a claim for review, in writing, with the Committee within sixty (60) days after receipt of a written notice of a denial of a claim. In requesting a review, the Participant or beneficiary may review Plan documents and submit any written issues and comments he or she feels are appropriate. The Committee shall then give a full and fair review to the claim. If the claim is denied, the Committee shall provide the Participant or beneficiary with written notice of this denial within sixty (60) days after the Committee's receipt of the request for review. This decision shall state the specific reasons for the decision and shall include references to specific Plan provisions on which the decision is based.

                           [QCR HOLDINGS, INC. LOGO]

                                 March 23, 2005

Dear Fellow Stockholder:

      On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc. to be held at 10:00 a.m. on May 4, 2005, at The Lodge located at 900 Spruce Hills Drive, Bettendorf, Iowa. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed copies of our 2004 Annual Report to Stockholders for your review. At the meeting we will report on our operations and the outlook for the year ahead.

      The annual meeting will be held for the purposes of electing three persons to serve as Class III directors. In addition to the election of Class III directors, stockholders are being asked to approve the QCR Holdings, Inc. 2005 Deferred Income Plan. We recommend that you vote your shares for the director nominees and in favor of the Deferred Income Plan.

      We encourage you to attend the meeting in person. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE PREPRINTED INSTRUCTIONS ON THE ENCLOSED PROXY CARD. This will assure that your shares are represented at the meeting.

      We look forward to seeing you and visiting with you at the meeting.

                               Very truly yours,

      Michael A. Bauer                            Douglas M. Hultquist
      Chairman of the Board                       President

                 3551-7th Street, Suite 204 - Moline, IL 61265
                   Phone (309) 736-3580 - Fax (309) 736-3149

                           [QCR HOLDINGS, INC. LOGO]

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2005

To the stockholders of QCR HOLDINGS, INC.:

      The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa on Wednesday, May 4, 2005, at 10:00 a.m., local time, for the following purposes:

      1.    to elect three Class III directors for a term of three years;

      2.    to approve the QCR Holdings, Inc. 2005 Deferred Income Plan; and

      3. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

      The board of directors has fixed the close of business on March 16, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

                                        By order of the Board of Directors

                                        Todd A. Gipple
                                        Executive  Vice  President,
                                        Chief Financial Officer and
                                        Secretary
Moline, Illinois
March 23, 2005

                 3551-7th Street, Suite 204 - Moline, IL 61265
                    Phone (309) 736-3580 - Fax (309)736-3149

                                PROXY STATEMENT

      QCR Holdings, Inc., a Delaware corporation, is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company and the recently chartered Rockford Bank and Trust Company. Quad City Bank & Trust is an Iowa banking association located in Bettendorf, Iowa, with banking locations in Bettendorf and Davenport, Iowa and in Moline, Illinois. During 2004, Quad City Bank & Trust also served Rockford, Illinois and adjacent communities through a temporary facility. Effective January 3, 2005, QCR Holdings' third bank charter, Rockford Bank & Trust, began serving this market. Rockford Bank & Trust is an Illinois-chartered bank located in Rockford, Illinois. Cedar Rapids Bank & Trust is also an Iowa banking association located in Cedar Rapids, Iowa. Quad City Bancard, Inc. is our wholly owned subsidiary, which functions as a credit card center that provides cardholder and merchant credit card processing services. We also own all of the common stock of two business trust subsidiaries that we created to issue trust preferred securities. When we refer to our subsidiaries in this proxy statement, we are collectively referring to Quad City Bank & Trust, Cedar Rapids Bank & Trust, Rockford Bank & Trust, Quad City Bancard and the business trusts.

      This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa, on May 4, 2005, at 10:00 a.m., local time, and at any adjournments or postponements of the meeting. We have enclosed our 2004 annual report, which includes consolidated financial statements of QCR Holdings and our subsidiaries. This proxy statement and related materials are first being mailed to stockholders of QCR Holdings on or about March 23, 2005.

      The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

      You are receiving a proxy statement and proxy card from us because on March 16, 2005, the record date for the annual meeting, you owned shares of QCR Holdings' common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.

      When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

      If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

      You are being asked to vote on the election of three Class III directors for a term expiring in 2008 and to approve the QCR Holdings, Inc. 2005 Deferred Income Plan. These matters are more fully described in this proxy statement.

IF I AM THE RECORD HOLDER OF MY SHARES, HOW DO I VOTE?

      You may vote by mail, by telephone, by internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

      If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees named in this proxy statement and "for" approval of the Deferred Income Plan.

      Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs. You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the internet website specified on your proxy card and by following the preprinted instructions on the proxy card. Votes submitted by telephone or internet must be received by midnight CST on Monday, May 2, 2005. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.

      If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

IF I HOLD SHARES IN THE NAME OF A BROKER OR FIDUCIARY, WHO VOTES MY SHARES?

      If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

      Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as the adoption or amendment of a stock incentive plan or an amendment to our Certificate of Incorporation, unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a "broker non-vote" and may affect the outcome of the voting on those matters. We encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

      A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. Votes made by telephone or internet through such a program must be received by 11:59 p.m. on Tuesday, May 3, 2005. Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy either on the internet or the enclosed proxy card. Requesting a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

      The internet and telephone proxy procedures are designed to authenticate stockholders' identities, to allow stockholders to give their proxy instructions and to confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of shares by internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies. These costs, if any, will be borne by the stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy forms to ensure that all your shares are voted. If you received more than one proxy card but only one copy of the proxy statement and annual and transitional reports, you may request additional copies from us at any time.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

      If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

      - signing another proxy with a later date and returning that proxy to us;

      -     timely submitting another proxy via the telephone or internet;

      -     sending notice to us that you are revoking your proxy; or

      -     voting in person at the meeting.

      If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

      A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

      Shares are counted as present at the meeting if the stockholder either:

      -     is present in person at the meeting; or

      -     has properly submitted a signed proxy card or other proxy.

      On March 16, 2005, the record date, there were 4,509,622 shares of common stock outstanding. Therefore, at least 2,254,812 shares need to be present in person or by proxy at the annual meeting in order to hold the meeting and conduct business.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

      The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

      You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on the approval of the Deferred Income Plan or any other proposal that may properly be brought before the meeting.

HOW MANY VOTES MAY I CAST?

      Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

      The three individuals receiving the highest number of votes cast "for" their election will be elected as Class III directors of QCR Holdings. Broker non-votes and abstentions will not be counted in tabulating the vote on the election of directors, but will count for purposes of determining whether or not a quorum is present on the matter.

      The approval of the Deferred Income Plan and any other proposals must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted in tabulating the vote on such proposals, but will count for purposes of determining whether or not a quorum is present on the matter.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

      We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2005.

WHO BEARS THE COST OF SOLICITING PROXIES?

      We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                             ELECTION OF DIRECTORS

      Our directors are divided into three classes having staggered terms of three years. Stockholders will be entitled to elect three Class III directors for a term expiring in 2008. The board has nominated Patrick S. Baird, John K. Lawson and Ronald G. Peterson to serve as Class III directors.

      Other than as described above, we have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years. The nominees, if elected at the annual meeting of stockholders, will serve as Class III directors for three-year terms expiring in 2008. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

                                    NOMINEES

NAME                    DIRECTOR
(AGE)                    SINCE             POSITIONS WITH QCR HOLDINGS AND SUBSIDIARIES
------------------      --------      ------------------------------------------------------
CLASS III
(TERM EXPIRES 2008)

Patrick S. Baird          2002        Director of QCR Holdings and Cedar Rapids Bank & Trust
(Age 51)

John K. Lawson            2000        Director of QCR Holdings and Quad City Bank & Trust
(Age 65)

Ronald G. Peterson        1993        Director of QCR Holdings and Quad City Bank & Trust
(Age 61)

                              CONTINUING DIRECTORS

NAME                    DIRECTOR
(AGE)                    SINCE                POSITIONS WITH QCR HOLDINGS AND SUBSIDIARIES
------------------      --------      --------------------------------------------------------------
CLASS I
(TERM EXPIRES 2006)

Michael A. Bauer          1993        Chairman of the  Board and Director of QCR Holdings; President,
(Age 56)                              Chief Executive Officer and Director of Quad City Bank & Trust;
                                      Director of Cedar Rapids Bank & Trust; Director of Rockford
                                      Bank & Trust; Chairman of the Board and Director of Quad City
                                      Bancard

James J. Brownson         1997        Director of QCR Holdings; Secretary and Director of Quad City
(Age 59)                              Bank & Trust

Henry Royer               2002        Director of QCR Holdings; Chairman of the Board and Director
(Age 73)                              of Cedar Rapids Bank & Trust

CLASS II
(TERM EXPIRES 2007)

Larry J. Helling          2001        Director of QCR  Holdings; President, Chief Executive Officer
(Age 49)                              and Director of Cedar Rapids Bank & Trust; Director of Quad
                                      City Bank & Trust

Douglas M. Hultquist      1993        President, Chief Executive Officer and Director of QCR
(Age 49)                              Holdings; Chairman of the  Board and Director of Quad City
                                      Bank & Trust; Director of Cedar Rapids Bank & Trust; Director
                                      of Rockford Bank & Trust; President, Chief Executive Officer
                                      and Director of Quad City Bancard

Mark Kilmer               2004        Director of QCR Holdings; Director of Quad City Bank & Trust
(Age 46)

      All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Mr. Royer is also a director of Media Sciences International, Inc., a company registered under the Securities Exchange Act, and a trustee of Berthel Growth and Income Fund I, a business trust registered under the Investment Company Act of 1940.

      The business experience of each of the nominees and continuing directors for the past five years is as follows:

      Patrick S. Baird is President and Chief Executive Officer of AEGON USA, Inc., a U.S. subsidiary of the international insurance company, AEGON nv. He is also an officer and director of many of AEGON USA's life insurance subsidiaries. He currently serves on the board of directors of the Kirkwood Community College Foundation, Waypoint (formerly YMCA) and Priority One in Cedar Rapids. Mr. Baird has been a director of Cedar Rapids Bank & Trust since September 2001.

      Michael A. Bauer, prior to co-founding QCR Holdings, was employed from 1971 to 1992 by Davenport Bank and Trust Company located in Davenport, Iowa with assets of approximately $1.8 billion, as of December 31, 1992. In January 1992 he was named President and Chief Operating Officer, while from 1989 to 1992 he served as Senior Vice President in charge of all lending. Mr. Bauer currently serves as a director of St. Ambrose University, Genesis Medical Center, Kahl Home for the Aged and Infirm, and Davenport ONE. He also currently serves on the Community Bank Council of the Chicago Federal Reserve. Mr. Bauer is a member of Rotary Club of Davenport and serves as Chairman of the Finance Council of the Diocese of Davenport. Along with Mr. Hultquist, Mr. Bauer received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003.

      James J. Brownson is the President of W.E. Brownson Co., a manufacturers' representative agency located in Davenport, Iowa, and has been in that position since 1978. Mr. Brownson began his career in 1967 as a staff auditor with Arthur Young & Co., CPA's, of Chicago, Illinois. From 1969 until 1978, Mr. Brownson was employed by Davenport Bank & Trust Company, where he left as Senior Vice President and Cashier. He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota. Mr. Brownson has been a director and the Secretary of Quad City Bank & Trust since October 1993.

      Larry J. Helling, prior to founding Cedar Rapids Bank and Trust Company, Mr. Helling was the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region. Prior to his seven years with Firstar, Mr. Helling spent twelve years with Omaha National Bank. Mr. Helling is a graduate of the Cedar Rapids' Leadership for Five Seasons program and currently serves on the boards of several organizations within the metro area, including the board of directors of the United Way of East Central Iowa, the board of the Entrepreneurial Development Center, the board of trustees of Big Brothers/Big Sisters, board of trustees of Junior Achievement, and is President Elect and board member of Downtown Rotary. He is actively involved in numerous school and church related activities, in addition to various committees within the community.

      Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation and mergers and acquisitions. Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist serves on the board of Illinois Casualty Company and The Robert Young Center for Mental Health and is a member of the Augustana College board of trustees and serves on its Planned Giving Council. He also serves on the Board of the TPC at Deere Run and as Finance Chairman of the William Butterworth Memorial Trust. Mr. Hultquist is a member of the Unified Growth Strategy-Policy Committee of the Illinois Quad City Chamber of Commerce and is a board member of the NewVentures Initiative. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs. Along with Mr. Bauer, Mr. Hultquist received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003.

      Mark C. Kilmer is President of The Republic Companies, an 89-year old family-owned group of businesses headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of electrical, refrigeration, heating, air-conditioning and sign support systems. Prior to joining Republic in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco. Mr. Kilmer currently serves as the Chairman of the Board of Genesis Medical Center and also is a Board Member of Genesis Health System. He serves on the Board of the PGA TOUR John Deere Classic and was a two-term Chairman of that organization. He is also the past Chairman of the Scott County YMCA's Board of Directors. Mr. Kilmer has served on the Boards of The Genesis Heart Institute, St. Luke's Hospital, Rejuvenate Davenport, The Vera French Foundation and Trinity Lutheran Church and was a four-time Project Business consultant for Junior Achievement. Mr. Kilmer has been a director of Quad City Bank & Trust since February 1996.

      John K. Lawson began his career with Deere & Company in 1958 as an engineering co-op trainee and retired in 2002. He received his mechanical engineering degree in 1962, and by the mid 1960's, he was assigned to the Deere & Company European Office in Heidelberg, Germany. His responsibilities included working with the manufacturing engineering operations in eight European and African countries. He returned to the United States in 1968, and held positions in several manufacturing operations, including General Manager, Dubuque and Davenport. In 1985, Mr. Lawson was named Vice President, Manufacturing, Agricultural Equipment Division. In 1992, he became President, Lawn and Grounds Care Division. In his final position with Deere & Company as Senior Vice President, Technology and Engineering for Deere & Company, Mr. Lawson was responsible for the company's engineering, business computer systems, quality, supply management and communications areas. He serves on the board of directors of the Iowa State University Foundation, Junior Achievement of the Heartland Foundation, Moline Foundation Finance Committee and the Trinity Healthcare Foundation. Mr. Lawson also serves as an Advisory Board Member for Varied Investments, located in Muscatine, Iowa. Mr. Lawson has been director of Quad City Bank & Trust since July 1997.

      Ronald G. Peterson is the President and Chief Executive Officer of the First State Bank of Western Illinois, located in La Harpe, Illinois, and has served in that position since 1982. Mr. Peterson is also President of that bank's holding company, Lamoine Bancorp, Inc. He currently serves as President of the LaHarpe Educational Foundation, Treasurer of the Western Illinois University Foundation, a member of the McDonough District Hospital Development Council, and is a member of the Strategic Planning Committee for the Illinois Bankers Association. Mr. Peterson has been a director of Quad City Bank & Trust since October 1993.

      Henry Royer is a 30-year veteran of the banking industry who served as President of Merchants National Bank in Cedar Rapids from 1983 to 1994. He is currently Executive Vice President of Berthel Fisher Planning, Inc., President of Berthel SBIC, LLC and General Manager of Berthel Growth and Income Trust I. Mr. Royer currently serves as the Chairman of the board of directors of the Mid-America Housing Partnership. He is the past President of the Cedar Rapids Chamber of Commerce and the past Chairman of Priority One. Mr. Royer has served as a director or trustee for many Cedar Rapids companies and institutions including the Cedar Rapids Art Museum, Coe College, Iowa Electric Light and Power Company, Mercy Hospital and United Way. Mr. Royer has been the Chairman of the board of directors of Cedar Rapids Bank & Trust since September 2001.

                CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

      GENERAL. Currently, there are nine members of the board of directors of QCR Holdings. Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a quarterly basis. Additionally, the Executive Committee, which is comprised of directors who are deemed to be "independent" pursuant to the listing requirements of the Nasdaq Stock Market, Inc., also meets quarterly and has the authority to carry out many of the oversight functions of the full board. Our directors also discuss business and other matters with Mr. Hultquist, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants).

      Directors Baird, Brownson, Kilmer, Lawson, Peterson and Royer are deemed to be "independent" as that term is defined by Nasdaq. Directors Bauer, Helling and Hultquist are not considered to be "independent" because they also serve as executive officers or either QCR Holdings or one of our subsidiaries. The board of directors has established an Audit Committee, an Executive Committee, a Compensation and Benefits Committee and a Technology Committee. The current charters of the Audit and the Executive Committee are available on our website, www.qcrh.com, as well as on our banking subsidiaries' websites at www.qcbt.com, www.crbt.com and www.rkfdbank.com. Also posted on the websites is general information regarding the company and our common stock, many of our corporate polices and links to our filings with the Securities and Exchange Commission.

      A total of nine regularly scheduled and special meetings were held by the board of directors of QCR Holdings in 2004. During that time, all directors attended at least 75 percent of the meetings of the board and the committees on which they served during the period they served on the board. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, all nine directors were present at the annual meeting.

      AUDIT COMMITTEE. The Audit Committee consists of directors Baird, Brownson, Lawson and Royer. Each of the members is considered "independent" according to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that director Baird qualifies as an "Audit Committee Financial Expert" under the regulations of the

Securities and Exchange Commission. The board based this decision on director Baird's educational and professional experience.

      The functions performed by the Audit Committee include, but are not limited to, the following:

            - selecting our independent auditors and pre-approving all engagements and fee arrangements;

            -     reviewing the independence of the independent auditors;

            - reviewing actions by management on recommendations of the independent auditors and internal auditors;

            - meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

            - reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

            - reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

      To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the committee's duties and responsibilities. Our current charter was attached to our 2004 proxy statement and is available on our websites at www.qcbt.com, www.crbt.com and www.rkfdbank.com. The Audit Committee met four times in 2004.

      EXECUTIVE COMMITTEE. The Executive Committee is comprised of Messrs. Baird, Brownson, Kilmer, Lawson, Peterson and Royer, each of whom is considered "independent" according to the Nasdaq listing requirements, an "outside" director under Section 162(m) of the Internal Revenue Code of 1986 and a "non-employee" director pursuant to Section 16 under the Securities Exchange Act of 1934. Mr. Brownson serves as Chairman of the Executive Committee. The Executive Committee met five times in calendar 2004. The committee is charged with overseeing our corporate governance programs, board policies, committee structure and membership reviewing and recommending the nominees for election to the board of directors, and reviewing and establishing the salaries and compensation of our executive officers. In carrying out the nominating function, the committee is charged with identifying and nominating individuals to be presented to our stockholders for election or re-election to the board of directors. The committee also reviews and monitors our policies, procedures and structure as they relate to corporate governance. The committee's responsibilities and functions are further described in its charter, which is available on our websites at www.qcrh.com, www.qcbt.com, www.crbt.com and www.rkfdbank.com.

      COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee consists of directors Bauer, Hultquist, Helling, and Lawson, as well as Arthur L. Christofferson, director of Cedar Rapids Bank & Trust and Joyce E. Bawden, John H. Harris and Cathie S. Whiteside, directors of Quad City Bank & Trust. The Compensation and Benefits Committee has authority to perform policy reviews and to oversee and direct the compensation and personnel functions of the employees, with the exception of our executive officers. The Compensation and Benefits Committee met three times during 2004.

      TECHNOLOGY COMMITTEE. The Technology Committee consists of directors Bauer, Helling and Hultquist, Ann M. Lipsky, director of Cedar Rapids Bank & Trust and John H. Harris and Cathie S. Whiteside, directors of Quad City Bank & Trust. The Technology Committee reviews the technology plans of QCR Holdings and our subsidiaries for the future. The Technology Committee met four times during 2004.

      INDEPENDENT DIRECTOR SESSIONS. Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Messrs. Bauer, Helling or Hultquist in attendance. In 2003, the board of directors created the position of a lead independent director and appointed director Brownson to serve in this position. The lead independent director assists the board in assuring effective corporate governance and serves as chairperson of the independent director sessions.

      CODE OF BUSINESS CONDUCT AND ETHICS. We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our websites at www.qcrh.com, www.qcbt.com, www.crbt.com and www.rkfdbank.com. We recently amended the code to more specifically address the procedures for dealing with potential conflicts of interest. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our websites.

      DIRECTOR NOMINATIONS AND QUALIFICATIONS. In carrying out its nominating function, the Executive Committee evaluates all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, in the same manner. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of business conduct and ethics. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings' age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and to determine whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

      The Executive Committee reviewed the nominations and determined that Messrs. Baird, Lawson and Peterson, incumbent directors, would stand as our nominees for election as Class III directors. The board did not receive any stockholder nominations for director for the 2005 annual meeting.

      STOCKHOLDER COMMUNICATION WITH THE BOARD, NOMINATION AND PROPOSAL PROCEDURES.

      GENERAL COMMUNICATIONS WITH THE BOARD. Stockholders may contact QCR Holdings' board of directors by contacting Todd A. Gipple, Corporate Secretary, at QCR Holdings, Inc., 3551-7th Street, Suite 204, Moline, Illinois 61265 or
(309) 743-7745. All comments will be forwarded directly to the Chairman of the board of directors as well as the lead independent director, Mr. Brownson.

      NOMINATIONS OF DIRECTORS. In order for a stockholder nominee to be considered by the Executive Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

      In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days' notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The stockholder's notice of intention to nominate a director must include (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

      OTHER STOCKHOLDER PROPOSALS. To be considered for inclusion in our proxy statement and form of proxy for our 2006 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than November 23, 2005, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

      For proposals to be otherwise brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days' notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation's common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals brought under this paragraph will not be included in our proxy statement.

      DIRECTOR COMPENSATION. The director fees approved for 2005 and the fees paid for 2004 are set forth in the chart below. In 2004, all directors received quarterly fees and attendance fees for board meetings, with the exception of directors who were also employees, who did not receive fees for attending committee meetings. Directors who are also employees of either QCR Holdings or one of our subsidiaries will not receive any board fees in 2005. However, their 2005 base salaries have been increased to reflect this change of policy.

                                                          2005        2004
QCR HOLDINGS
   Quarterly Retainer                                   $  2,500    $  2,000
   Additional Quarterly Retainer
     - Audit Committee Chairman                         $  1,500    $  1,000
     - Executive Committee Chairman                     $  1,500         N/A
     - Compensation Committee Chairman                  $    250         N/A
     - Technology Committee Chairman                    $    250         N/A
   Attendance at Board Meeting                          $    200    $    100
   Attendance at Audit Committee Meetings               $    400    $    200
   Attendance at all other Committee Meetings           $    300    $    200

QUAD CITY BANK & TRUST
   Quarterly Retainer                                   $  1,600    $  1,500
   Additional Quarterly Retainer
     - Loan Committee Chairman                          $    500         N/A
     - Trust Committee Chairman                         $    250         N/A
     - Asset/Liability Management Committee Chairman    $    250         N/A
     - Board Affairs Committee Chairman                 $    250         N/A
   Attendance at Board Meeting                          $    100    $    100
   Attendance at Committee Meetings                     $    250    $    200

CEDAR RAPIDS BANK & TRUST
   Quarterly Retainer                                   $  1,600    $  1,500
   Additional Quarterly Retainer
     - Loan Committee Chairman                          $    500         N/A
     - Trust Committee Chairman                         $    250         N/A
     - Asset/Liability Management Committee Chairman    $    250         N/A
   Attendance at Board Meeting                          $    100    $    100
   Attendance at Committee Meetings                     $    250    $    200

ROCKFORD BANK & TRUST
   Attendance at board meeting                          $    500         N/A
   Quarterly Retainer

     - Loan Committee Chairman                          $    500         N/A
     - Asset/Liability Management Committee Chairman    $    250         N/A
   Attendance at Committee Meetings                     $    250         N/A

      Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan, a director may elect to defer all or a portion of the fees and cash compensation payable by us for the director's service until either the termination of such director's service on the board or the age specified in the director's deferral election. During 2004, all but one director deferred 100% of his director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $293,800 for 2004.

                        APPROVAL OF DEFERRED INCOME PLAN

      On January 26, 2005, our board of directors adopted the QCR Holdings, Inc. 2005 Deferred Income Plan, subject to stockholder approval at the May 4, 2005 stockholder meeting. The plan will permit directors and certain selected key officers to defer all or a portion of their fees and cash compensation. The Board believes the design of the plan, and the current selection of our stock as the only notional investment choice for deferrals, will help to further align the interest of the participants with those of our stockholders. A summary of the Deferred Income Plan is set forth below. This summary is qualified in its entirety by reference to the Deferred Income Plan, a copy of which is attached as Exhibit A to this proxy statement.

      ADMINISTRATION. The Deferred Income Plan is to be administered by a committee appointed by the board. Among other things, the committee will have the authority to select key officers who may participate in the plan, to interpret the provisions of the plan, to correct any defects or inconsistencies in the plan and to adopt rules, regulations, forms and agreements that it may deem necessary or advisable for the administration of the plan.

      SHARES SUBJECT TO THE PLAN. The maximum number of shares that may be delivered to participants under the plan is 100,000 shares. Any shares that remain unissued at the termination of the plan will cease to be subject to the plan, but until the plan is terminated, we will make available sufficient shares to meet the requirements of the plan. All shares distributed under the plan shall come from our treasury shares or from open market purchases.

      DEFERRAL OPTION/CONTRIBUTIONS. Upon completing an irrevocable election once a year to defer all or a portion of the fees and cash compensation for a particular plan year, the deferred amounts shall be notionally invested in one of the available investment alternatives. Currently, the committee only permits notional investments in our common stock.

      DISTRIBUTIONS. At the time of his or her deferral election, each participant shall designate the date on which distribution of his or her account balances will begin. Distribution dates may be one of the following: (i) the date the participant separates from service with us (or six (6) months from such date if the participant is a key employee as defined in Code Section 409A); (ii) the date the participant attains the age designated on his or her election form; or (iii) the first or later to occur of either of such dates as set forth on the election form. In addition to the designated distribution dates, participants may receive a distribution upon death or unforeseeable financial hardship.

      AMENDMENT AND TERMINATION. The board may amend, suspend or terminate the plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant in his or her account under the plan, without such participant's consent. Notwithstanding the foregoing, the board may amend, suspend or terminate the plan or any portion thereof at any time, without the consent of the participants, to the extent deemed necessary by the board in order for the plan and deferred income to be compliant with the requirements of Code Section 409A.

      TERM OF THE PLAN. The plan will become effective upon July 1, 2005, provided that shares of Company common stock may only be issued under the plan if the plan is approved by the stockholders. It is anticipated that the plan will be first used beginning January 1, 2006 as a replacement to the current Deferred Income Plan, unless the current Deferred Income Plan has utilized the maximum shares available pursuant to its terms, at which time the plan will be used as a replacement of the current Deferred Income Plan.

      STATEMENT OF USAGE. Due to the design of the plan, eligible persons have the ability to elect to participate by deferring all or a portion of their fees and cash compensation; therefore, the benefits or amounts that will be received or allocated to the plan's participants is not determinable at this time. The committee shall have the authority to determine which key officers may participate in the plan.

      FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to amounts deferred under the plan. This summary is not intended to be exhaustive and, among other things, does not describe the state or local tax consequences or tax consequences of non-U.S. jurisdictions. Each participant should consult a tax advisor concerning the federal, state and local tax consequences of participating in the plan.

      The plan will be administered as a nonqualified deferred income plan for a select group of management or highly compensated employees. Assuming the plan is administered in such manner, participation should have the following implications for federal income tax purposes:

   (a) Amounts contributed to participants' deferred income accounts, and the investment earnings thereon, are not includable in a participant's federal taxable income until such amounts are actually distributed or withdrawn from the plan.

   (b) Income earned on assets held under any trust arrangement are taxable to us.

   (c) Participants will be subject to federal income taxation on the value of the amounts distributed or withdrawn from the plan (including any shares received). For participants who are employees, we are required to withhold income tax on such distributions. We are authorized to withhold from any cash income then or thereafter payable to such individual, to withhold sufficient shares or cash, to pay any tax required to be withheld by reason of the receipt of such income. Alternatively, the individual may tender a personal check in the amount of the tax to be withheld. We will be entitled to a corresponding tax deduction for the amount included as income for the individual.

   (d) Subsequent sales of shares distributed to the participant will result in a capital gain or loss for the participant.

      STOCKHOLDER VOTE NECESSARY FOR APPROVAL OF THE DEFERRED INCOME PLAN. The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the Deferred Income Plan. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED DEFERRED INCOME PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

      The table below sets forth the following information as of December 31, 2004 for (i) all compensation plans previously approved by QCR Holdings' stockholders and (ii) all compensation plans not previously approved by QCR Holdings' stockholders:

      (a) the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

      (b) the weighted-average exercise price of such outstanding options, warrants and rights; and

      (c) other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                           NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES                                  REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON      WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                         EXERCISE OF          PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS              RIGHTS               REFLECTED IN COLUMN(a))
         PLAN CATEGORY                       (a)                      (b)                           (c)
--------------------------------    --------------------    -------------------------    -------------------------
Equity compensation plans
approved by security holders              247,328                    $  11.61                    331,789(1)

Equity compensation plans
not approved by security holders                -                           -                          -

TOTAL...........................          247,328                    $  11.61                     31,789(1)

(1)Includes 128,185 shares available under the QCR Holdings, Inc. Employee Stock Purchase Plan.

*Share data has been adjusted to effect a 3:2 common stock split, which occurred on May 28, 2004.

                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to QCR Holdings' Chief Executive Officer and the other executive officers who had an aggregate salary and bonus which exceeded $100,000 for the year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                  ANNUAL COMPENSATION                AWARDS
                                        ---------------------------------------   -------------
         (a)                 (b)           (c)           (d)            (e)           (g)            (i)
                                                                                   SECURITIES
                                                                   OTHER ANNUAL    UNDERLYING     ALL OTHER
       NAME AND            CALENDAR                                COMPENSATION     OPTIONS/     COMPENSATION
  PRINCIPAL POSITION       YEAR (1)     SALARY($)(2)  BONUS($)(3)      ($)(4)       SARs(#)          ($)
-----------------------    --------     ------------  -----------  ------------    ----------    ------------
Douglas M. Hultquist         2004       $  175,000    $   82,396     $  22,200(5)      ---        $   26,112(8)
President and Chief          2003       $  175,000    $   94,792     $  57,556(6)      ---        $   27,046(9)
Executive Officer of         2002       $  172,000    $  116,146     $  46,558(7)      ---        $   21,701(10)
QCR Holdings,
Chairman of Quad City
Bank & Trust

Michael A. Bauer             2004       $  175,000    $   82,396     $  22,300(5)      ---        $   31,112(8)
Chairman of QCR              2003       $  175,000    $   94,792     $  69,881(6)      ---        $   32,046(9)
Holdings, President and      2002       $  172,000    $  116,146     $  28,587(7)      ---        $   30,213(10)
Chief Executive Officer
of Quad City Bank &
Trust

Larry J. Helling             2004       $  167,000    $   94,189     $  21,300(5)      ---        $   23,112(8)
President and Chief          2003       $  163,000    $   75,790     $  14,500(6)      ---        $   23,801(9)
Executive Officer of         2002       $  161,500    $   49,800     $  10,300(7)      ---        $   21,677(10)
Cedar Rapids Bank &
Trust

Todd A. Gipple               2004       $  140,500    $   62,015     $   8,900(5)    2,250        $   19,718(8)
Executive Vice               2003       $  132,600    $   38,675           ---       2,250        $   20,333(9)
President and Chief          2002       $  127,500    $   58,700           ---       2,363        $   20,434(10)
Financial Officer of
QCR Holdings

(1) QCR Holdings changed its fiscal year end from June 30 to December 31 following its filed Form 10-K for the fiscal year ended June 30, 2002. Therefore, the Summary Compensation Table has been restated to include information regarding the compensation of the named executive officers for the fiscal years 2004 and 2003 and the calendar year ended December 31, 2002.

(2) Includes amounts deferred under the QCR Holdings, Inc. 401(k)/Profit Sharing Plan (the "401(k) Plan") and the deferred compensation agreements.

(3) As indicated above, bonus payments have been restated to a calendar year basis from a fiscal year basis for the year 2002. The bonus for 2004 was paid in February 2005. The bonus for 2003 was paid in February 2004. The bonus for the six month transition period ended December 31, 2002, was paid in January 2003 for Messrs. Helling and Gipple, and in two installments in January 2003 and May 2003 for Messrs. Bauer and Hultquist.

(4) Represents amount of tax benefit rights paid on behalf of Messrs. Hultquist and Bauer in connection with their exercise of stock options, as well as director fees paid on behalf of Messrs. Hultquist, Bauer, Helling and Gipple to the 1997 Deferred Income Plan .

(5) During the 2004 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Mr. Hultquist - $22,200; Mr. Bauer - $22,300; Mr. Helling - $21,300; and Mr. Gipple
      $8,900.

(6) During the 2003 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Mr. Hultquist - $15,800; Mr. Bauer - $15,600 and Mr. Helling - $14,500. Also represents amount of tax benefit rights paid on behalf of Mr. Hultquist - $41,756 and Mr. Bauer - $54,281 in connection with their exercise of stock options.

(7) During the 2002 calendar year, each individual had contributions made to the 1997 Deferred Income Plan for his benefit as follows: Messrs. Hultquist and Bauer - $13,000 and Mr. Helling - $10,300. Also represents amount of tax benefit rights paid on behalf of Mr. Hultquist - $33,558 and Mr. Bauer - $15,587 in connection with their exercise of stock options.

8) During the 2004 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Messrs. Hultquist, Bauer and Helling - $11,062; and Mr. Gipple - $9,668. In addition, each received term life insurance which had a per person premium cost as follows:
      Messrs. Hultquist, Bauer, Helling, and Gipple - $50. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

(9) During the 2003 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Messrs. Hultquist and Bauer - $11,000; Mr. Helling - $10,826; and Mr. Gipple - $9,539. In addition, each received term life insurance which had a per person premium cost as follows: Messrs. Hultquist and Bauer - $1,050; Mr. Helling - $978; and Mr. Gipple - $796. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

(10) During the 2002 calendar year, each individual had contributions made to the 401(k) Plan for his benefit as follows: Mr. Hultquist - $5,666; Mr. Bauer - $9,178; Mr. Helling - $8,712; and Mr. Gipple - $9,669. In addition, each received term life insurance which had a per person premium cost as follows: Messrs. Hultquist and Bauer - $1,035; Mr. Helling - $965; and Mr. Gipple - $765. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation as follows: Mr. Hultquist - $15,000, Mr. Bauer - $20,000, Mr. Helling - $12,000, and Mr. Gipple - $10,000.

      The following table sets forth certain information concerning the number and value of stock options granted in 2004 to the individuals named in the Summary Compensation Table.

                                           OPTION GRANTS IN 2004
------------------------------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------
       (a)                  (b)            (c)                (d)            (e)               (f)

                                       % OF TOTAL                                           GRANT DATE
                           OPTIONS   OPTIONS GRANTED      EXERCISE OR                        PRESENT
                           GRANTED   TO EMPLOYEES IN      BASE PRICE      EXPIRATION          VALUE
       NAME                (#)(1)         YEAR               ($/SH)          DATE           ($) (2)(3)
       ----                -------   ---------------      -----------  ---------------      ----------
Douglas M. Hultquist           ---               ---      $       ---        ---            $      ---
Michael A. Bauer               ---               ---      $       ---        ---            $      ---
Larry J. Helling               ---               ---      $       ---        ---            $      ---
Todd A. Gipple               2,250              3.74%     $     18.67  January 5, 2014      $   17,970

(1) Options vest in five equal annual portions beginning one year from the date of grant.

(2) The Black-Scholes valuation model was used to determine the grant date present values. Significant assumptions include: risk-free interest rate, 4.57%; expected option life, 10 years; expected volatility 24.25% and expected dividends, 0.43%.

(3) The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

      The following table sets forth certain information concerning the number of stock options at December 31, 2004 held by the individuals named in the Summary Compensation Table.


                                     AGGREGATED OPTION/SAR EXERCISES IN 2004
                                         AND YEAR END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------
       (a)                  (b)             (c)                   (d)                             (e)

                                                                NUMBER OF                      VALUE OF
                                                               SECURITIES                     UNEXERCISED
                                                               UNDERLYING                    IN-THE-MONEY
                                                              UNEXERCISED                    OPTIONS/SARs
                                                            OPTIONS/SARs AT                       AT
                                                          DECEMBER 31, 2004 (#)          DECEMBER 31, 2004 ($)
-----------------------------------------------------------------------------------------------------------------
                           SHARES
                         ACQUIRED ON       VALUE
       NAME              EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
--------------------     ------------   -------------  -----------   -------------   -----------    -------------
Douglas M. Hultquist         ---            ---         27,000           4,125       $   266,085    $      53,831
Michael A. Bauer             ---            ---         26,250           4,125       $   257,170    $      53,831
Larry J. Helling             ---            ---         10,890          10,860       $   152,469    $     152,046
Todd A. Gipple               ---            ---         14,206          10,207       $   179,476    $     103,717

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS

      EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS WITH MICHAEL A. BAUER AND DOUGLAS M. HULTQUIST. On January 1, 2004, we entered into employment agreements with Messrs. Bauer and Hultquist. The agreements each have a three-year term and in the absence of notice from either party to the contrary, the employment term under each agreement extends for an additional one year on the anniversary of each agreement. Pursuant to the agreements, Messrs. Bauer and Hultquist will each receive minimum salaries of $175,000. The agreements include provisions for the increase of compensation on an annual basis, performance bonuses, membership in various local clubs, an automobile allowance and participation in our benefit plans. The agreements also provide term life insurance coverage of two times the sum of their respective base salaries and average annual bonuses as of the date of the agreement, which may be provided through a group term carve-out plan. The agreements further provide for severance compensation equal to the sum of one year of their respective salaries plus average annual bonuses in the event they are terminated without cause and three times the sum of their respective salaries and average annual bonuses if they are terminated within one year following a change in control or if they voluntarily terminate employment within six months of a change in control.

      Messrs. Bauer and Hultquist also entered into new deferred compensation agreements with us on January 1, 2004. Under Mr. Hultquist's agreement, he may defer all or a portion of his salary or bonus and the Company will match the deferral up to $15,000 annually. Under Mr. Bauer's agreement, he may defer all or a portion of his salary or bonus and the Company will match the deferral up to $20,000 annually. Full benefits under the agreements will be payable to Messrs. Bauer and Hultquist when they reach 65 years of age.

      EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS WITH TODD A. GIPPLE AND LARRY J. HELLING. On January 1, 2004, we also entered into new employment agreements with Todd A. Gipple and Larry J. Helling. Mr. Gipple's employment agreement provides that Mr. Gipple is to receive a minimum salary of $140,500. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, membership in a Quad Cities country club, a monthly automobile allowance and participation in our benefit plans. Mr. Gipple's agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides that he is entitled to a payment equal to the sum of one-half of his then-current annual salary plus one-half of his average annual bonus if he is terminated without cause and two times the sum of his annual salary and average annual bonus if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Mr. Gipple also entered into a deferred compensation agreement with us on January 1, 2004 under which he may defer all or a portion of his salary or bonus and we will match the deferral up to $10,000 annually.

      Mr. Helling's employment agreement provides that Mr. Helling is to receive a base annual salary of $167,000. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, a monthly automobile allowance, membership in various country clubs and participation in our benefit plans. Mr. Helling's agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for a severance payment equal to six months of his salary in the event of a termination without cause and two times his annual salary in the event he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control.

      Additionally, Mr. Helling's agreement allows him to participate in the Cedar Rapids Short-term Cash Incentive Compensation Program and the Cedar Rapids Long-term Deferred Incentive Compensation Program (as described under the heading "Other Incentive Plans" on pages 24 and 25 of this proxy statement). Under the agreement, Mr. Helling will be allocated a total of 40% of amounts paid pursuant to the incentive programs. Mr. Helling also entered into a deferred compensation agreement with us on January 1, 2004 under which he may defer all or a portion of his salary or bonus and we will match the deferrals up to $12,000 annually.

      ALL EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS. Amounts deferred by each of the officers under the respective deferred compensation agreements earn interest at The Wall Street Journal prime rate, subject to a minimum of 6% and a maximum of 12%, with such amounts differing depending on the executive. Upon retirement, the executives will receive the deferral balance in 180 equal monthly installments.

      Additionally, all of the employment agreements are terminable at any time by either our board of directors or the respective officer. We may terminate these agreements at any time for cause without incurring any post-termination obligation to the terminated officer. If the officers are terminated without cause or upon a change in control, we must make severance payments as described in the previous sections. If the termination without cause or change in control provisions were triggered as of the date of this proxy statement, we would owe the executives the following, approximate, pre-tax amounts: Mr. Bauer - $312,778 for termination without cause and $938,334 for change in control; Mr. Hultquist -$312,778 for termination without cause and $938,334 for change in control; Mr. Gipple - $114,065 for termination without cause and $456,260 for change in control; Mr. Helling- $97,500 for termination without cause and $390,000 for change in control. This is in addition to any other payments we may owe the executives pursuant to the incentive stock plan, the deferred income plan, the deferred compensation agreement or pursuant to any other plan or benefit then due the officer.

      Each of the employment agreements also contains a non-compete provision, which provides that each officer is prohibited from competing with us or our subsidiaries within a 60-mile radius of any of our offices for a period of two years following the termination of the agreement.

NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

      In April 2004, the boards of directors of Quad City Bank & Trust and Cedar Rapids Bank & Trust each adopted a Non-Qualified Supplemental Executive Retirement Agreement ("SERP") for executive officers. The SERP will provide supplemental retirement income to certain key executive officers of Quad City Bank & Trust and Cedar Rapids Bank & Trust. Pursuant to the plan, a participating executive will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2-1/2% for each year of full-time service until the executive reaches age 65 (not to exceed 40 years), multiplied by the executive's average annual base salary plus cash bonus for the three most recently completed plan years, subject to a maximum of 70%.

      The supplemental retirement benefit will be reduced by any contributions plus earnings thereon made by us to the credit of the executive pursuant to the Company's 401(k) or other deferred compensation plans. The supplemental retirement benefit payable under the plans will generally be made in monthly installments for a period of 180 months. If an executive retires after reaching age 55 (but before reaching age 65) and has at least 10 years of service, we will pay a supplemental early retirement benefit to the executive. The SERP also provides for the payment of a survivor's benefit payable to a participating executive's beneficiary upon the executive's death.

      Pursuant to the existing SERP arrangements, assuming the participating executives retire on or after reaching age 65 and based on the participants' salary and cash bonus paid for 2004, we will owe the following projected annual amounts: Mr. Bauer - $104,621; Mr. Hultquist - $195,572; Mr. Gipple - $146,382;
Mr. Helling - $103,333. These amounts are for illustrative purposes only and do not reflect the reduction in payments as described above and do not reflect any annual increases in the executives' salaries.

      In 2004, we contributed $134,000 to the SERP, and as of December 31, 2004, our aggregate liability related to the SERP was $134,000.

401(k) SAVINGS / PROFIT SHARING PLAN

      We sponsor a qualified, tax-exempt profit sharing plan qualifying under section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan. Pursuant to the plan, we match 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee's compensation. Additionally, at our discretion, we may make additional contributions to the plan, which are allocated to the accounts of participants based on relative compensation.

      The total contributions under the 401(k) plan by our named executive officers are reflected in the Summary Compensation Table on page 18 of this proxy statement.

STOCK OPTION AND EQUITY INCENTIVE PLANS

      1993 STOCK OPTION PLAN. In 1993, QCR Holdings adopted a stock option plan for the benefit of directors, officers, and employees of QCR Holdings and its subsidiaries. The plan was approved by stockholders and provided for the issuance of incentive stock options and nonqualified stock options. All of the options under the plan have been granted, and on June 30, 2003, the plan expired.

      1997 STOCK INCENTIVE PLAN. In 1997, we adopted the QCR Holdings, Inc. Stock Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and provided for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights. All of the awards available for issuance under the plan have been issued, although options remain outstanding.

      2004 STOCK INCENTIVE PLAN. In 2004, we adopted the QCR Holdings, Inc. Stock Incentive Plan for the benefit of our directors, officers and employees. Stockholders approved the 2004 plan and authorized 225,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights.

      In 2004, we awarded stock options to purchase an aggregate of 51,950 shares of QCR Holdings common stock to thirty employees and aggregate of 8,150 shares of QCR Holdings common stock to sixteen directors. The stock options awarded to the named executive officers during 2004 are included in the tables above.

      STOCK PURCHASE PLAN. In 2002, we adopted and stockholders approved the QCR Holdings, Inc. Employee Stock Purchase Plan. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The plan allows employees of QCR Holdings and our subsidiaries to purchase shares of common stock available under the plan. The purchase price is currently 90% of the lesser of the fair market value at the date of the grant or the investment date. The investment date is the date common stock is purchased after the end of each calendar quarter during an offering period. The maximum dollar amount any one participant can elect to contribute in an offering period is $5,000 and the maximum percentage that any one participant can elect to contribute is 5% of his or her compensation. During 2004, 8,917 shares were granted and 6,438 were purchased under the plan.

OTHER INCENTIVE PLANS

      Certain designated officers of Cedar Rapids Bank & Trust, including Mr. Helling, are also eligible to receive cash compensation pursuant to the Cedar Rapids Short-Term Cash Incentive Compensation Program and the Cedar Rapids Long-Term Deferred Incentive Compensation Program.

      SHORT-TERM CASH INCENTIVE COMPENSATION PROGRAM. Under the Short-Term Cash Incentive Compensation Program, we will pay eligible officers of Cedar Rapids Bank & Trust, based on a fixed percentage allocation, an aggregate target incentive amount. Based on the performance targets attained for the year 2004, we paid an aggregate total of $58,500 pursuant to the program, of which Mr. Helling received $23,400. We will pay up to $75,000 for the year 2005, provided specified assets and losses/earnings targets are met, of which Mr. Helling could receive up to $30,000. Pursuant to the program, in the event either target is not met, a prorata portion of the incentive amount may be payable.

      LONG-TERM DEFERRED INCENTIVE COMPENSATION PROGRAM. Under the Long-Term Deferred Incentive Compensation Program, with respect to years ending December 31, 2006 through December 31, 2011, we will contribute up to an aggregate maximum of $300,000 to a deferred compensation plan for the benefit of eligible officers of Cedar Rapids Bank & Trust, based on a fixed percentage allocation. Contributions will only be made under the program if specified levels for return on equity and ending total assets are attained. The program also provides for the acceleration of certain future year contributions to the plan in the event of a change in control. For example, if a change in control had occurred as of December 31, 2004, the aggregate contributions would be $603,323, which equals the present value of future estimated contributions made for the years 2006 through 2011.

DEFERRED INCOME PLAN

      1997 DEFERRED INCOME PLAN. In 1997, we adopted and stockholders approved the QCR Holdings, Inc. 1997 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer a portion of the fees and cash compensation payable to them for their service as directors or employees. As of December 31, 2004, there were 17,798 shares of common stock remaining under the plan. If approved by stockholders, we intend to have the 2005 Deferred Income Plan, as described in this proxy statement, supplement this 1997 plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2004, the Executive Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors: Messrs. Baird, Brownson, Kilmer, Lawson, Peterson and Royer. The Compensation and Benefits Committee, which sets the salaries and compensation of all employees who are not executive officers, consisted of Messrs. Bauer, Hultquist, Helling, Lawson, Christofferson and Harris, Ms. Bawden and Ms. Whiteside. Messrs. Bauer, Hultquist and Helling are executive officers and do not participate in any decisions involving their own compensation.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The report of the Executive Committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent QCR Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      GENERAL. The Executive Committee is comprised of six directors of QCR Holdings. Each of the members is considered "independent" by the board according to the Nasdaq listing requirements, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director pursuant to
Section 16 of the Securities Exchange Act of 1934. The committee's intention is to provide a total compensation program that supports our long-term business strategy and performance culture and creates a commonality of interest within our stockholders. The Executive Committee is responsible for the oversight of executive compensation and reviews the compensation program of QCR Holdings on an ongoing basis.

      The overall philosophy used by the Executive Committee when making decisions is as follows:

            - to provide incentives for executive officers to work toward achieving successful short- term and long-term goals and objectives;

            - to provide significant reward for achievement of superior performance, as well as significant risk to penalize substandard performance;

            - to create opportunity and incentive for executives to be long-term stockholders;

            - to link executive compensation rewards to increases in stockholder value, as measured by favorable long-term results and continued strengthening of our financial condition;

            - to provide flexibility to recognize, differentiate and reward individual performance; and

            - to facilitate stock ownership through granting of stock options.

      For each executive officer, the Executive Committee was responsible for the establishment of base salary and bonuses paid, as well as an award level for the annual incentive compensation program, each of which is subject to the approval of the non-employee directors. The Executive Committee was also responsible for the administration of the stock programs for the executive officers, as well as recommendations regarding other executive benefits and plans, subject to the same approval process.

      In reviewing an executive's compensation, the Executive Committee considers and evaluates all components of the executive officer's total compensation package. This involves reviewing the executive's salary, bonus, incentive stock awards, perquisites, participation in our 401(k) plan, deferred compensation plans, the supplemental retirement plan, payments due upon retirement or a change of control, if any, and all other payments and awards that the executive officer earns.

      SALARY AND BONUS. The Executive Committee reviews each executive's base salary on an annual basis. It is the Executive Committee's policy that the base salaries of our executives should offer each executive security and allow us to attract qualified executives and maintain a stable management team and environment. The Executive Committee targets base salaries at levels comparable to those of comparable positions within the market place. In January 2004, we entered into new employment contracts with each of our executive officers. The base salary provided in the agreements may be increased to reflect the executive officer's performance, as well as our overall financial performance. Additionally, base salaries are determined by examining, among other things, the executive's level of responsibility, prior experience, length of time with us as an employee, breadth of knowledge and internal performance objectives. An executive's current salary in relation to the executive's salary range and the median salary practices of the market place are also considered. All of the factors described herein are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight.

      Annual adjustments to an executive's base salary are driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and enhancement of total assets, impacts an executive's base salary. In addition, the Executive Committee will also measure individual performance. When measuring individual performance, the Executive Committee considers the individual's efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers.

      Each executive's annual cash bonus is also driven by corporate and individual performance. Specifically, each executive has measurable goals determined by the Executive Committee regarding earnings per share, return on equity, asset growth, and other financial performance measures.

      Annually, the Executive Committee evaluates four primary areas of performance in determining the Chief Executive Officer's level of compensation. These areas are:

      -     our long-range strategic planning and implementation;

      -     our financial performance;

      - our compliance with regulatory requirements and relations with regulatory agencies; and

      - the individual's effectiveness of managing relationships with stockholders and the board of directors.

      LONG-TERM INCENTIVE PROGRAMS. Our current long-term incentive plans are intended to promote equity ownership in QCR Holdings by the directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain with us as directors and employees. They also promote tax efficiency and replacement of benefit opportunities lost to regulatory limits. We have established the QCR Holdings, Inc. 401(k)/Profit Sharing Plan, the QCR Holdings, Inc. Employee Stock Purchase Plan and the QCR Holdings, Inc. 1997 Deferred Income Plan, each of which allows participants to acquire shares of our common stock. We are asking stockholders to approve the proposed Deferred Income Plan as a supplement to the current deferred income plan adopted in 1997.

      We have also granted stock options through the QCR Holdings, Inc. 1993 Stock Option Plan, the 1997 Stock Incentive Plan and the 2004 Stock Incentive Plan. We use stock options in our compensation program to reinforce our long-term perspective and to retain valued executives. Pursuant to the 1997 and 2004 Stock Incentive Plans, we have also granted tax benefit rights and stock appreciation rights to certain participants at the same time as options were awarded. We did not grant options to most of our executive officers in 2004 however, options were granted to our named executive officers in January 2005, as follows: Mr Hultquist - 5,000 options; Mr. Bauer - 5,000 options; Mr. Helling
- 2,000 options and Mr. Gipple - 3,000 options.

      CHIEF EXECUTIVE OFFICER'S COMPENSATION. The base salary paid to Mr. Hultquist, as President and Chief Executive Officer, during 2004 was also based in part upon the Executive Committee's satisfaction with our profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to our long-term viability. The Executive Committee considered Mr. Hultquist's personal performance as President and Chief Executive Officer, his previous years' salaries and the salary levels of other similarly situated financial institutions, his participation in employee benefit plans and the perquisites he receives in setting his base salary at $175,000 for 2004. Mr. Hultquist also received a bonus in the amount of $82,396 for 2004. His bonus was based on our 2004 financial performance as compared to measurable goals for earnings per share, return on equity, asset growth, asset quality, and other subjective factors determined by the Executive Committee. Mr. Hultquist also received $26,112 in other compensation that is primarily attributable to our matching contribution pursuant to the 401(k) plan as well as contributions pursuant to his deferred compensation arrangement.

      COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986.
Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to our Chief Executive Officer and any of the four other highest paid officers, to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance based compensation." Performance based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. We believe performance based compensation is an important tool to provide incentive to senior executives, matching their compensation levels to our performance. Accordingly, performance based compensation comprises a significant portion of the compensation package for our senior executives. This also has the effect of preserving the deduction that might otherwise be affected by the $1.0 million limit.

      Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

      CONCLUSION. The Executive Committee believes these executive compensation policies and programs effectively serve the interests of stockholders and QCR Holdings. The Executive Committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of QCR Holdings for the benefit of all stockholders.

                              Executive Committee:
                                Patrick S. Baird
                               James J. Brownson
                                 Mark C. Kilmer
                                 John K. Lawson
                               Ronald G. Peterson
                                  Henry Royer

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

      The following graph indicates, for the period commencing December 31, 1999, a comparison of cumulative total returns for QCR Holdings, the Nasdaq Stock Market (US Companies) and the SNL Midwest Bank Index prepared by SNL Securities, Charlottesville, Virginia. The graph below was prepared at our request by SNL Securities.

                               QCR HOLDINGS, INC.

                              [PERFORMANCE GRAPH]

                                                                       PERIOD ENDING
                                           ---------------------------------------------------------------------
       INDEX                               06/30/00    06/30/01    06/30/02     12/31/02     12/31/03   12/31/04
---------------------                      --------    --------    --------     --------     --------   --------
QCR Holdings, Inc.                          100.00       64.19       91.78       105.12       175.00     197.67
NASDAQ Composite                            100.00       54.63       37.11        33.95        51.19      55.87
SNL NASDAQ Bank Index                       100.00      140.30      158.03       146.69       189.34     217.01

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding our common stock beneficially owned on December 31, 2004, by each director, by each executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2004.

          NAME OF INDIVIDUAL AND                           AMOUNT AND NATURE OF                  PERCENT
        NUMBER OF PERSONS IN GROUP                       BENEFICIAL OWNERSHIP(1)                 OF CLASS
-----------------------------------------------          -----------------------                 --------
DIRECTORS
Patrick S. Baird                                                 36,989 (2)                           *
Michael A. Bauer                                                 56,909 (3)                        1.27%
James J. Brownson                                                32,369 (4)                           *
Larry J. Helling                                                 48,897 (5)                        1.08%
Douglas M. Hultquist                                             56,684 (6)                        1.26%
Mark C. Kilmer                                                   26,618 (7)                           *
John K. Lawson                                                   12,317 (8)                           *
Ronald G. Peterson                                               15,926 (9)                           *
Henry Royer                                                      10,317(10)                           *
OTHER NAMED EXECUTIVE OFFICER
Todd A. Gipple                                                   41,080(11)                           *
5% STOCKHOLDER
Banc Funds                                                      317,153(12)                        7.00%
All directors and executive officers as a group
(17 persons)                                                    432,634(13)                        9.54%

*     Less than 1%.

(1) Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2) Includes 240 shares subject to options which are presently exercisable and over which Mr. Baird has no voting and sole investment power. Also includes 34,421 shares held jointly by Mr. Baird and his spouse and 2,328 shares held in a trust, over which he has shared voting and investment power. Excludes 660 option shares not presently exercisable.

(3) Includes 3,392 shares held by Mr. Bauer's children, 6,862 shares held in an IRA account, 8,339 shares held in a trust, 7,189 shares held in the 401(k) Plan and 18 shares held by his wife, all of which he has shared voting and investment power.

(4) Includes 2,250 shares subject to options which are presently exercisable and over which Mr. Brownson has no voting and sole investment power. Also includes 3,240 shares held jointly by Mr. Brownson and his spouse, 2,025 shares held by his spouse, 8,159 shares held in a trust, and 16,695 shares held in an IRA account, all of which he has shared voting and investment power. Excludes 5,900 option shares not presently exercisable.

(5) Includes 10,890 shares subject to options which are presently exercisable and over which shares Mr. Helling has no voting and sole investment power. Also includes 32,250 shares held in an IRA account, 3,670 shares held in a trust and 1,889 shares held in the 401(k) Plan, all of which he has shared voting and investment power. Excludes 7,260 option shares not presently exercisable.

(6) Includes 9,337 shares held by his spouse or for the benefit of his children, 4,050 shares held in an IRA account, 8,493 shares held in a trust and 3,844 shares in the 401(k) Plan, all of which Mr. Hultquist has shared voting and investment power.

(7) Includes 1,125 shares subject to options which are presently exercisable and over which Mr. Kilmer has no voting and sole investment power. Also includes 5,084 shares held by his spouse or minor children, 5,034 shares held in a trust and 3,375 shares held in an IRA account, all of which he has shared voting and investment power. Excludes 450 option shares not presently exercisable.

(8) Includes 960 shares subject to options which are presently exercisable and over which Mr. Lawson has no voting and sole investment power. Also includes 6,857 shares held in trust, over which shares he has shared voting and investment power. Excludes 840 option shares not presently exercisable.

(9) Includes 2,250 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 8,726 shares held in a trust, over which shares he has shared voting and investment power. Excludes 900 option shares not presently exercisable.

(10) Includes 240 shares subject to options which are presently exercisable and over which Mr. Royer has no voting and sole investment power. Includes 6,750 shares held in an IRA account and 3,327 shares held in a trust, over all of which Mr. Royer has shared voting and investment power. Excludes 660 option shares not presently exercisable.

(11) Includes 11,956 shares subject to options which are presently exercisable and over which Mr. Gipple has no voting and sole investment power. Also includes 14,722 shares held in an IRA account, 2,800 shares held by his children and spouse, 1,672 shares held in the 401(k) Plan, and 447 shares held in a trust, over which he has shared voting and investment power. Excludes 8,707 option shares not presently exercisable.

(12) Includes shares held by Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. as reported in a Schedule 13G/A filed on February 14, 2005.

(13)  Excludes 29,191 option shares not presently exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2004, we are not aware of any failures to comply with the filing requirements of
Section 16(a) during 2004 with the exception of the following: During the year, one Form 4 was filed late for each of the following: Ms. Joyce Bawden - acquisition of 1,207 shares and an exercise of 450 options into common stock; Ms. Ann Lipsky - acquisition of 2,414 shares; Mr. Ronald Peterson - exercise of 1,575 option into common stock; Mr. John H Harris II - acquisition of 10,214 shares; Mr. James Brownson - grant of 5,000 shares; and Ms. Shellee Showalter - grant of 500 options.

                          TRANSACTIONS WITH MANAGEMENT

      Our directors and officers and their associates were customers of and had transactions with QCR Holdings and our subsidiaries during 2004. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference into such document.

      The Audit Committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

      The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004 with our management and McGladrey & Pullen, LLP, our independent registered public accounting firm. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2004 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                   Patrick S. Baird          James J. Brownson
                   John K. Lawson            Henry Royer

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Representatives of McGladrey & Pullen, LLP, our independent registered public accounting firm, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      Following is a summary of fees for professional services by: McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP).

ACCOUNTANT FEES

      AUDIT FEES. The aggregate amount of fees billed by McGladrey & Pullen, LLP in connection with the audit of our annual financial statements and Quad City Bank's internal control attestation for fiscal years 2004 and 2003 and for its required reviews of our unaudited interim financial statements included in our Form 10-Q's filed during fiscal 2004 and 2003, as well as assistance with other SEC filings, were $145,692 and $99,797, respectively. The increased level of audit fees was primarily the result of our growth in total assets, combined with additional services related to FDICIA attestation at Quad City Bank & Trust, the private placement memorandum in connection with our offering of common stock in the Rockford, Illinois community, the review of our various filings on Form 8-K, and initial work related to our compliance with Section 404 of the Sarbanes-Oxley Act of 1992.

      AUDIT RELATED FEES. The aggregate amount of audit related fees billed by McGladrey & Pullen, LLP for fiscal years 2004 and 2003 were $9,273 and $7,035, respectively. The majority of these services were related to research and consultations concerning financial accounting and reporting matters.

      TAX FEES. The aggregate amount of tax related services billed by RSM McGladrey, Inc. for fiscal years 2004 and 2003 were $756 and $3,756, respectively, for professional services rendered for tax advice.

      ALL OTHER FEES. We incurred other fees from RSM McGladrey, Inc. in the amount of $5,408 during fiscal year 2004 for consulting services related to internal controls. We did not incur any other fees from RSM McGladrey, Inc. or McGladrey & Pullen, LLP in fiscal year 2003.

      The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen, LLP and RSM McGladrey, Inc. to be incompatible with maintaining McGladrey & Pullen, LLP's independence as our principal accountant.

AUDIT COMMITTEE APPROVAL POLICY

      Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee's policy is to approve, on a case-by-case basis, all audit and permissible non-audit services provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. These services include audit and audit-related services, tax services and other services. The Audit Committee does have a policy of pre-approving any of these services.

                               REPORT ON FORM 10-K

      We will furnish without charge to each person whose proxy is solicited, and to each person representing that he or she is a beneficial owner of our common stock as of the record date for the meeting, upon written request, copies of our annual report on Form 10-K as filed with the Securities and Exchange Commission, together with the financial statements and schedules thereto. Such written request should be sent to Ms. Shellee R. Showalter, QCR Holdings, Inc., 3551 - 7th Street, Suite 204, Moline, Illinois 61265.

                       By order of the Board of Directors

      Michael A. Bauer                         Douglas M. Hultquist
      Chairman                                 President

Moline, Illinois
March 23, 2005

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY



                                                     (QCR HOLDINGS, INC. LOGO)
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                            MAY 4, 2005
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                             PLEASE COMPLETE, DATE, SIGN AND MAIL THE
                                   DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                           PROXY VOTING
                            YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
                                       See the reverse side of this sheet for instructions.
                       IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THIS PROXY,
                                          DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:
                                                    Illinois Stock Transfer Co.
                                               209 West Jackson Boulevard, Suite 903
                                                      Chicago, Illinois 60606



                           DETACH PROXY CARD HERE                              DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD
-----------------------------------------------------------------------------------------------------------------------------------
  QCR HOLDINGS, INC. - This Proxy is Solicited by the Board of Directors.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and 2.


                                                                                          (QCR HOLDINGS, INC. LOGO)

                                                                                     If you plan to personally attend the
                                                                                     Annual Meeting of Stockholders, please
         VOTER CONTROL NUMBER                                                        check the box below and list the names
            ABOVE NAME HERE                                                          of attendees on the reverse side.

                                                                                     Return this stub in the enclosed
                                        COMMON                                       envelope with your completed proxy card.

                                        Signature                                    I/We do plan to attend the 2005
                                                  -------------------------          meeting.                                [ ]

                                        Signature
                                                  -------------------------
                                        Date                          , 2005
                                             ------------------------


Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign. PLEASE COMPLETE BOTH
SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE
PAID ENVELOPE.





                                                     TO VOTE BY MAIL

To vote by mail, complete both sides, sign, date and return this proxy in the envelope provided.

                                                  TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Using a Touch-Tone telephone, call Toll Free 1.800.555.8140 and follow the instructions.

  3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by telephone must be submitted prior to Monday, May 2, 2005 at midnight Central Time.
Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

                            IF YOU VOTE BY TELEPHONE PLEASE DO NOT RETURN THIS PROXY BY MAIL.

                                                   TO VOTE BY INTERNET

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Visit our Internet voting Site at HTTP://WWW.EPROXYVOTE.COM/IST-QCRCM/ and follow the instructions on the screen.

  3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to Monday, May 2, 2005 at midnight Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE.

PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

                            IF YOU VOTE BY INTERNET PLEASE DO NOT RETURN THIS PROXY BY MAIL.


                                    --------------------------------------------------------------------------------------------
NAMES OF PERSONS PLANNING                                           QCR HOLDINGS, INC. PROXY                              COMMON
TO ATTEND THE 2005 MEETING          --------------------------------------------------------------------------------------------

                                                           PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
--------------------------                             FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 2005

--------------------------          The undersigned hereby appoints Michael A. Bauer, James J. Brownson and Douglas M.
                                    Hultquist, or any of them acting in the absence of the others, with power of substitution,
--------------------------          attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then
--------------------------          personally present at the annual meeting of stockholders of QCR Holdings, Inc., to be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa, on Wednesday, May 4, 2005, at
                                    10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

                                        The Board of Directors recommends a vote "FOR":

                                    1.  The election of the following Directors:

                                        01 Patrick S. Baird    02 John K. Lawson          03 Ronald G. Peterson

                                        INSTRUCTION: To vote for nominee(s) above, check box "FOR" below; to withhold authority to vote for any individual nominee(s), check box "WITHHOLD" below and list name(s) below.

                                        [ ]  FOR      [ ]  WITHHOLD
                                                                     ----------------------------------------------

                                    2.  Approve the QCR Holdings, Inc. 2005 Deferred Income Plan.

                                        [ ]  FOR      [ ]  AGAINST      [ ] ABSTAIN